                                                                   Exhibit 10.19
                                    SUBLEASE

This SUBLEASE is entered into as of this 17th day of November 1998, by and between LeukoSite, Inc., a Delaware corporation with an address at 215 First Street, Cambridge, Massachusetts, ("Sublessor") and Sage Networks, Inc., a Delaware corporation ("Sublessee").

                                    Recitals:

A lease was made on June 8, 1994 by and between Cambridge Athenaeum, LLC, a Delaware limited liability company, as successor in interest to Robert A. Jones and K. George Najarian, as Trustees of Athenaeum Realty Nominee Trust, under a Declaration of Trust dated October 3, 1990 ("Landlord") and Sublessor, as amended by that certain First Addendum to Lease dated June 30, 1994, as further amended by that certain Second Amendment to Lease dated October 16, 1997, as further amended by that certain Third Amendment to Lease dated February 9, 1998, as further amended by that certain Fourth Amendment to Lease dated June 20, 1998 (collectively, the "Prime Lease", a copy of which is attached hereto as Exhibit
A) for approximately 36,341 square feet located in the basement, first floor, second floor and fifth floor of the building known as 215 First Street, Cambridge, Massachusetts. (herein, the "Building").

Sublessee desires to sublease from Sublessor a portion of the premises located on the fifth floor of the Building and containing approximately 7,800 rentable square feet (the "Premises") (as more particularly described on the plan attached hereto as Exhibit B), together with the right to use in common with others entitled thereto, the hallways, stairways and elevators necessary for access to said Premises and the lavatories nearest thereto (the "Common Areas") in accordance with and subject to the terms and conditions of the Prime Lease and this Sublease.

NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. Sublease/Term. Subject to the terms and conditions stated herein, Sublessor hereby subleases to Sublessee the Premises and Sublessee hereby subleases from the Sublessor the Premises commencing on the earlier of:
      (i) December 1, 1998, or (ii) the date that the tenant presently occupying the Premises vacates the Premises (the "Commencement Date") and expiring on June 30, 1999, unless sooner terminated as herein provided ("Sublease Term"). Provided, however, if the Commencement Date shall not occur before January 15, 1999, Sublessee shall have the right to terminate this Lease upon written notice to Sublessor. Sublessee shall have rights to use the Common Areas, in common with others entitled thereto and subject to the terms of the Prime Lease.

2. Consent of Landlord. Sublessee acknowledges and agrees that this Sublease and the liability of both Sublessor and Sublessee hereunder are expressly conditioned and predicated upon and shall not become effective unless and until the Sublessor herein has obtained from Landlord such written consent and approval of this Sublease as is required under the Prime Lease and has forwarded same to Sublessee pursuant to the notice provision noted herein. In case of any conflict between the provisions of the Consent and this Sublease, the provisions of the Consent shall prevail unaffected by the Sublease.

            Sublessor shall not be required to give any consent required or permitted under the terms hereof with respect to any matter on which the Prime Lease requires the consent of Landlord until it has first obtained Landlord's prior written consent.

3. Use. Sublessee will use the Premises for general office purposes and for no other purpose.

4.    Base Rental Payments.

                 Dates                       Monthly         Per Square Foot
                 -----                       -------         ---------------
      Commencement Date -
      06/30/1999                           $18,850.00            $29.00

      Sublessee shall pay rent payable in monthly installments on the first day of each month after the Commencement Date and such payments shall be paid by Sublessee to:

                      LeukoSite, Inc.
                      215 First Street
                      Cambridge, MA 02142

      or any such address as Sublessor may designate in writing to Sublessee. If the date of this Sublease is other than the first day of a month, then rent for such partial month shall be prorated on a per diem basis. Rent for the first month or partial month, as the case may be, shall be due on the Commencement Date. Sublessee shall pay all of the foregoing sums without prior demand by Sublessor or setoff by Sublessee except as otherwise provided herein.

      If any installment of Base Rent or any other sums due hereunder are not paid when due, such delinquent sums shall bear interest at a rate equal to eighteen percent (18%) per annum (the "Delinquency Rate") or, if such rate is in excess of any maximum interest rate permissible under applicable law, the Delinquency Rate shall be the maximum interest rate permissible under applicable law, commencing with the due date and continuing through the day preceding the date on which payment of such delinquent sum with interest thereon is paid.

5. Additional Rent. In addition to the base rent, the Sublessee shall pay as "additional rent," Sublessee's proportionate share of CAO Building (operating expenses as defined in the Prime Lease) and Taxes (as defined in the Prime Lease). Such Additional Rent to be paid in the manner set forth in Section 6 of the Prime Lease. Sublessee's proportionate share shall be 2.74% ("Proportionate Share").

6. Utilities: Upon the Commencement Date of this Sublease, Sublessee shall pay for all gas, electricity, water and sewer and any other utilities separately metered or sub-metered to the Premises. The Sublessee shall be responsible for all utility company deposits applicable to the supply of such services to the Premises. To the extent not separately metered, Sublessee shall be responsible for the payment of its Proportionate Share of all gas, electricity, water and sewer use and any other utilities not separately metered or sub-metered to the Premises all as reasonably determined by Sublessor and Landlord. Upon request by the Sublessor, the Sublessee shall provide the Sublessor with evidence of payment of such charges to the utility supplier. Sublessee shall defend, indemnify and hold Sublessor harmless from and against any claim or liability (including, but not limited to reasonable attorney's fees) arising from such charges made by any such utility supplier for which Sublessee is responsible.

7. Security Deposit. Sublessee has deposited a security deposit equivalent to one months base rent in the amount of $18,850.00 (the "Security Deposit") with Sublessor. Sublessor shall hold the Security Deposit as security for the full and faithful payment or performance by Sublessee of its obligations under this Sublease and not as prepayment of rent. Sublessor shall not commingle the Security Deposit with other funds of Sublessor but shall not be liable to Sublessee for the payment of interest thereon or profits therefrom. Sublessor may expend such amounts from the Security Deposit as may be necessary to cure an Event of Default and, in such case, Sublessee shall pay to Sublessor the amount so expended, on demand. As soon as reasonably practicable after the expiration of the Sublease Term, Sublessor shall (i) inspect the Premises, (ii) make such payments from the Security Deposit as may be required to cure any outstanding Events of Default hereunder and (iii) if no Event of Default is then continuing, pay the balance of the Security Deposit to Sublessee.

8. Condition of Premises. Sublessee acknowledges that it has inspected the Premises and is familiar with the physical condition thereof, and accepts the Premises in its "As-Is" condition, free of all occupants. Sublessee acknowledges that Sublessor has made no representations or warranties regarding the Premises, and that it has relied on no such representations or warranties in accepting the Premises. Sublessee acknowledges that Sublessor shall have no obligation to do any work in or to the Premises or to incur any expense in connection therewith, in order to make the Premises suitable and ready for occupancy and use by Sublessee.

9. Default. The occurrence of any of the following shall constitute an Event of Default under this Sublease:

      (1) Delinquency in the payment when due of base rent and any additional rent or any other amount payable by Sublessee under this Sublease, or any part thereof and such delinquency or failure to pay shall continue for five (5) days after written notice from Sublessor.

      (ii) Delinquency by Sublessee in the performance or compliance with any of the terms, covenants or agreements to be performed under this Sublease or the Prime Lease, and failure to rectify or remove said default(s) within fifteen (15) days after written notice from Sublessor or Landlord of such default.

      (iii) Filing by or against Sublessee in any court pursuant to any federal or state statute or a petition in bankruptcy or insolvency, or for reorganization or rearrangement, or for the appointment of a receiver or trustee of all or a portion of Sublessee's property, or any assignment of the property of Sublessee for the benefit of creditors, and such filing, petition, appointment of receiver or trustee or assignment for the benefit of creditors is not dismissed within thirty (30) days.

      (iv) Assignment or encumbrance of this Sublease or subletting of the Premises other than in accordance with the terms of this Sublease.

      (v)   Sublessee shall abandon the Premises.

      (vi) Any attachment is made of the Sublessee's leasehold interest in the Premises.

10. Right to Re-Enter. Upon an Event of Default, Sublessor shall have the immediate right to re-enter and remove all persons and property within the Premises. Such property may be removed and stored in a public warehouse or elsewhere at the cost of, and for the account of Sublessee, all without service of notice and without Sublessor being deemed guilty of trespass, or liable for any loss or damage. All of the rights and remedies of Sublessor under this Sublease are cumulative and shall be in addition to any other rights or remedies accorded Sublessor by law. Sublessor shall have all rights of Landlord in an Event of Default as set forth in Section 18 of the Prime Lease.

11. Right to Relet. Should Sublessor elect to reenter, or take possession by summary proceeding or other appropriate legal action or proceedings, or pursuant to notice provided for by law, it may either terminate this Sublease or from time to time, without terminating this Sublease, make such alterations and repairs necessary to relet, and relet the Premises or any part thereof for such term or terms, and at such rental or rentals and upon such other terms and conditions as Sublessor in its sole discretion may deem advisable. Upon each such reletting, all rentals and other sums received by Sublessor shall be applied;

      (i)   to the payment of any indebtedness other than rent due;

      (ii) to the payment of any costs and expenses of reletting, including brokerage and reasonable attorneys' fees, and costs of alterations and repairs in order to restore the Premises to its condition as of the Commencement Date, reasonable wear and tear excepted;

      (iii) to the payment of rent and other charges due and unpaid hereunder.

12. Assignment And Subletting. Sublessee shall not assign its rights under the Sublease in whole or in part or sublet all or any part of the Premises or assign, transfer or hypothecate by operation of law or otherwise all or any part of the Prime Lease or this Sublease without Sublessors' and Landlords' express prior written consent which consent shall be given or withheld at Sublessor's and Landlord's sole discretion.

13. Notices. Any notice, requests, demands and other communications between the parties relating to the Sublease shall be in writing and addressed as follows:

                      If to Sublessor:

                      LeukoSite, Inc.
                      215 First Street
                      Cambridge, MA 02142

                      Attention: Mr. Robert Gallahue

                      If to Sublessee:

                      Sage Networks, Inc.
                      215 First Street
                      Cambridge, MA 02142
                      Attention: Controller

                      with a copy to:

                      Sage Networks, Inc.
                      11 Martine Avenue, 12th Floor
                      White Plains, NY 10606
                      Attention: Bruce Klein, Esq.

      No notice from Sublessee to the Landlord shall be effective as to Sublessor unless Sublessee delivers a copy of such notice in the manner set forth in this section to Sublessor simultaneously with delivery of such notice to Landlord. No notice from Sublessee to Sublessor shall be effective as to Sublessor or Landlord unless Sublessee delivers a copy of such notice in the manner set forth in this Section to Landlord simultaneously with delivery of such notice to Sublessor. Any notice shall be deemed duly given (i) when delivered by hand, if so delivered and a receipt obtained, or (ii) the next day after being delivered to an overnight courier with acceptance signature required.

14. Terms Subject to Prime Lease. This is a Sublease. Sublessor's interest in the Premises is as a lessee under the Prime Lease and Sublessee's rights pursuant to this Sublease are subject and subordinate at all times to the Prime Lease and to all the covenants and agreements of the Prime Lease, except as to those matters no longer applicable or superseded by this Sublease. The rental payments required hereunder are substituted for the rental payment requirements under Section 5 of the Prime Lease.

      Sublessee acknowledges that it has read and understands the terms and conditions of the Prime Lease and Sublessee expressly assumes and covenants to Landlord and Sublessor to keep, perform and fulfill all of the duties, obligations, terms and conditions which are to be kept, performed and fulfilled by Sublessor as lessee under the Prime Lease as the same relates to the Premises, whether or not expressly set forth in this Sublease, and agrees to be bound by the terms of the Prime Lease as the same relates to the Premises as fully and to the same extent as if

      Sublessee were lessee under the Prime Lease. Sublessee shall not do, permit or tolerate anything to be done in, or in connection with Sublessee's use or occupancy of the Premises which would violate any covenant or agreement set forth in the Prime Lease. Sublessor shall have the same rights against Sublessee with respect to the Sublease as the Landlord has against the Sublessor as lessee pursuant to the Prime Lease and Sublessee shall have the rights and obligations of lessee of the Prime Lease, except where such rights and obligations are deleted, modified or altered herein. In addition, if Sublessor receives an abatement of rent under the Prime Lease which is applicable to the Premises, Sublessee shall also receive a pro rata abatement of its rent hereunder.

      The Landlord under the Prime Lease or Sublessor may enforce against Sublessee, each in its own capacity, any of the rights granted to Landlord pursuant to the Prime Lease, except as specifically provided in this Sublease. Sublessor may not grant to Sublessee, and nothing in this Sublease shall be construed or interpreted to grant, any greater rights than Sublessor has received as lessee from Landlord pursuant to the Prime Lease.

15. Sublessor's Covenants. Sublessor warrants and represents that Exhibit A is a true, correct and accurate copy of the Prime Lease. Except for the amendments (first through fourth) attached thereto, there have been no modifications or amendments of or changes to the Prime Lease. The Prime Lease is in full force and effect and to the best of Sublessor's knowledge, there are no defaults or violations thereunder on the part of either Sublessor or Landlord.

      Sublessor shall (i) comply with the covenants and terms of the Prime Lease and (ii) not do or cause to be done or suffer or permit any act or thing to be done or fail to do any act which would or might cause a default by Sublessor under the Prime Lease or would cause the rights of Sublessor as lessee thereunder to be canceled, terminated or forfeited, and shall promptly deliver to Sublessee as soon as possible copies of any notices it receives from Landlord under the Prime Lease applicable to the Premises.

16. Limitations of Sublessor's Obligations. Sublessee hereby acknowledges that Sublessee will look solely to Landlord for the performance of all the Landlords' obligations under the Prime Lease and agrees and acknowledges that Sublessor shall have no obligation or responsibility whatsoever to provide or perform any service, repair, alteration or other similar obligations which are the obligations of Landlord to provide or perform pursuant to the terms of the Prime Lease, provided however Sublessee may look to Sublessor for the prompt and proper payment to the Landlord of all rents received hereunder. Sublessee may exercise in Sublessor's name, any rights of Sublessor as Lessee to enforce obligations of Landlord under the Prime Lease.

17. Insurance and Indemnities. Sublessee hereby agrees to indemnify and hold each of Landlord and Sublessor harmless with regard to its leasing and use of the Premises, to the same extent that Sublessor as Lessee, is required to indemnify and hold Landlord harmless with respect to the Premises. The foregoing indemnity shall include, but not be limited to, any claim or cause of action arising as a result of the installation of phone systems and computer cabling as described in Section 31 below.

      Likewise, Sublessee hereby agrees to obtain and provide evidence satisfactory to Sublessor, on or before the date of this Sublease, that Sublessee is carrying insurance in the same amounts and of the same types required to be carried by Lessee under the Prime Lease with regard to the Premises. Any insurance required to be carried by Sublessee pursuant to the provisions of the Prime Lease shall name Landlord and Sublessor as additional insured.

18. No Waiver. Failure of either party to complain of any act or omission on the part of the other party, no matter how long the same may continue, shall not be deemed to be a waiver by such party of any of its rights hereunder. No waiver by any party at any time of any other provision of this Sublease shall be deemed a waiver or breach of any other provision of this Sublease or a consent to any subsequent breach of the same or any other provision hereunder. If any act or omission by any party shall require the consent or approval of another party, such consent or approval of such act or omission shall not operate as consent or approval on the same or any subsequent occasion.

19. Partial Invalidity. If any provision of this Sublease is held by a court of competent jurisdiction to be invalid, void or unenforceable in any manner, the remaining provisions of the Sublease shall nonetheless continue in full force and effect without being impaired or invalidated in any way. In addition, if any provision of this Sublease may be modified by a court of competent jurisdiction such that it may be enforced, then said provision shall be so modified and as modified shall be fully enforced.

20. Corporate Authority. Sublessee warrants that the person executing this Sublease on behalf of Sublessee has authority to do so and fully obligate Sublessee to all terms and provisions of this Sublease. Sublessor warrants that the person executing this Sublease on behalf of Sublessor has authority to do so and fully obligate Sublessor to all terms and provisions of this Sublease.

21. Governing Law. This Sublease is being executed and delivered in the Commonwealth of Massachusetts and the laws of this commonwealth shall govern the validity, construction, enforcement and interpretation of this Sublease.

22. Entire Agreement. This Sublease contains the entire understanding of the parties hereto with respect to the subject matter contained herein, supersedes all prior and contemporaneous agreements, understandings, and negotiations, and no parole evidence of prior or contemporaneous agreements, understandings and negotiations shall govern or be used to construe or modify this Sublease. No modification or alteration hereof shall be deemed effective unless in writing and signed by the parties hereto.

23. Brokerage. Sublessee and Sublessor represent and warrant that neither party has dealt with any broker in connection with this transaction other than Sublessee having dealt with Thompson Doyle & Company. Provided, however, that in the event Sublessor or Sublessee enters into a contractual relationship with a broker in connection with this Sublease, Sublessor and Sublessee shall be responsible for all costs and brokerage fees for such Broker with which they had a direct contractual relationship. Furthermore, each of Sublessor and Sublessee shall indemnify and hold the other party harmless from and against any liability and expense (including reasonable attorneys' fees and disbursements) for any other brokerage commission or finder's fee based on alleged actions of the party making the indemnity or its agents or representatives. Each party's liability hereunder shall survive any expiration or termination of this Sublease.

24. Marginal Headings. The marginal headings hereof are inserted merely for the convenience of the parties and shall not be used to construe or modify the terms of this Sublease in any respect.

25. Terms. Capitalized terms used in this Sublease but not defined herein shall have the meaning ascribed to them in the Prime Lease.

26. Holding Over. If Sublessee remains in possession of the Premises upon the expiration or earlier termination of this Sublease, Sublessee will occupy the Premises as a sublessee on a day-to-day basis at a rental rate of 200% of then current rental rate plus all additional rent, subject to all conditions, provisions and obligations of this Sublease in effect on the last day of the term.

27. Third Party Beneficiary. Sublessee acknowledges that the Landlord is a third party beneficiary entitled to receive the benefits of the representations, warranties and covenants made by, and the responsibility of, Sublessee under this Sublease.

28.   No Renewal. Sublessee shall have no renewal options.

29. Parties Bound. This Sublease shall be binding upon and inure to the benefit of Sublessor and Sublessee and their respective heirs, personal representatives, successors and assigns.

30. Covenant of Quiet Enjoyment. Sublessor covenants that, if Sublessee shall timely perform all of its obligations hereunder, then, subject to the provisions of this Sublease, Sublessee shall, during the term of this Sublease, peaceably and quietly occupy and enjoy the full possession of the Premises without hindrance by Sublessor or any party claiming through or under Sublessor.

31. Parking. Sublessee shall have the right to use at the market rate charged by Landlord to Sublessor under the Prime Lease and on a non-exclusive, unreserved basis up to seven (7) unreserved parking spaces. Sublessee's use of the parking spaces shall be subject to all reasonable rules and regulations established by Landlord and Sublessor from time to time.

32. Early Access. Sublessor shall make reasonable efforts to make Premises available in the event the tenant presently occupying the Premises vacates early and gives possession of the Premises to Landlord. Provided, however, that such early access and transfer of Premises to Sublessee shall be at no additional cost to Landlord.

              [THE REST OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

This SUBLEASE is executed as of the date set forth above.


                                        SUBLESSOR:

                                        LeukoSite, Inc.

                                        By: /s/ [Illegible]
                                            ------------------------------------
                                            Name: [Illegible]
                                                 -------------------------------
                                            Title: VP
                                                  ------------------------------


                                        SUBLESSEE:

                                        Sage Network, Inc.

                                        By: /s/ Rajat Dharsava
                                            ------------------------------------
                                            Name: Rajat Dharsava
                                                 -------------------------------
                                            Title: COO
                                                  ------------------------------

                                    Exhibit A

                                   Prime Lease

        1        parties
        2        lease premises
      3.1        term
    3.1.1        early occupancy
      3.2        condition of the premises
      3.3        completion of improvements
    3.3.1        lessee's contractor
    3.3.2        compliance with lease
    3.3.3        first and second floor tenant improvement work
      3.4        financing of tenant improvement work
        4        rent
        5        rent adjustments
      5.1        rent adj - common area opt exp for buld
      5.2        monthly payments
      5.3        rent adj - taxes
    5.3.1        lessor to pay taxes
    5.3.2        lessess's share of taxes
    5.3.3        rent adj - payment
    5.3.4        tax adj
        6        utilities and other services
        7        use of leased premises
        8        compliance with laws
        9        risk of loss of personal effects
       9a        insurance - waiver of subrogation
       10        maintenance of leased premises
       11        alterations - addition
       12        assignment - subletting
      12a        quiet enjoyment, convenant of title
       13        subordination
       14        lessor's access
       15        indemnification and liability
       16        holding over
      16a        further lessee covenants
       17        fire, casualty
     17.1        definition of "substantial damage" and "partial damage"
     17.2        partial damage to the building
     17.3        substantial damage to the building
     17.4        abatement of rent
      17a        eminent domain
       18        default and bankruptcy
      18a        default of landlord and mortgagee rights
      18b        bankruptcy or insolvency
       19        rules and regulations
      19a        paragraph headings
       20        broker
       21        estoppel certificate
       22        notice
       23        surrender
       24        option to extend
       25        option to expand
       26        hazardous waste indemnity
       27        misc.
       28        security deposit
Exhibit A        map of space
Exhibit B        map of camb.
Exhibit C        Comdisco's landlord and mortgagee waiver and consent
Exhibit D        lessee's equip eligible for removal
Exhibit E        determination of fair market rent

                                     LEASE

            1. PARTIES. ROBERT A. JONES, and K. GEORGE NAJARIAN, as they are Trustees of ATHENAEUM REALTY NOMINEE TRUST, under a Declaration of Trust dated October 3, 1990 and not individually, ("LESSOR"), which expression shall include their successors and assigns where the context so permits, do hereby lease to LeukoSite, Inc., a Delaware corporation, ("LESSEE") which expression shall include its successors and assigns, and the LESSEE hereby leases and shall peaceably hold and enjoy the following described premises:

            2. LEASED PREMISES. On the Commencement Date, or such earlier date as LESSEE shall take occupancy thereof, the "Leased Premises" shall consist of a portion of the basement, first, and second floor in the building located at 215 First Street, Cambridge, Massachusetts, (the "Building") which basement space contains two hundred (200) rentable square feet more or less, which first floor space contains twelve thousand eight hundred ninety eight (12,898) rentable square feet, more or less, and which second floor space contains eleven thousand three hundred seventy (11,370) rentable square feet, more or less, as outlined on the sketch contained in Exhibit Al (herein called the "Leased Premises").

            The Leased Premises shall have as appurtenant thereto: (a) the right to use in common with others entitled thereto, the entrances, lobbies, hallways, stairways, walkways, sidewalks, driveways, loading docks, elevators and other common facilities in the Building necessary for access to and enjoyment of the Leased Premises, or portion, and (b) the pipes, conduits, wires, and appurtenant equipment serving the Leased Premises, or portion thereof, in common with other portions of the Building subject, however, to the following rights which are expressly excepted and reserved by LESSOR: (i) the right, from time to time, to install, maintain, use, repair, relocate, place and replace utility lines, pipes, ducts, conduits, wires, gas, electric, or any other meters and fixtures located on or passing through any portion of the Leased Premises to serve other portions of the LESSOR's property of which the Leased Premises, or a portion thereof, are a part; (ii) the right to enter into upon and across any portion of the Leased Premises to exercise any reserved right of LESSOR hereunder; and (iii) the right from time to time to make alterations or additions to the Building, and to permit others to do so from time to time all as LESSOR may determine in its sole discretion, and without LESSEE's consent in any instance; any such alterations or additions or construction being performed in a manner so as not unreasonably to interfere with the LESSEE's use and occupancy of the Leased Premises with any construction, alteration or addition of the Leased Premises to be, except in the case of an emergency, performed after normal business hours.

            Subject to LESSOR's reserved rights specified above, there shall be appurtenant to the Leased Premises the right to park two (2) passenger motor vehicles per 1,000 feet of occupied square feet in the open, uncovered, parking areas as shown on Exhibit B. LESSOR reserves the right to designate the locations of the spaces to be utilized for such parking rights by written notice to LESSEE, and to change the location of any or all of such spaces by notice to LESSEE at any time and from time to time as LESSOR shall solely determine. The parking spaces provided hereunder need not be contiguous.

            3.1 TERM. The term (the "term") of this Lease shall be for a period of five (5) years following the "Commencement Date". The "Commencement Date" shall be that date which is six months after the date upon which this Lease is executed ("Lease Execution Date"), but, in no event later than December 1, 1994.

            As soon as may be convenient after the Commencement Date has been determined, the LESSOR and the LESSEE agree to join with each other in the execution, in recordable form, of a written declaration in which the Commencement Date shall be stated.

            3.1.1. EARLY OCCUPANCY. In the event a portion of the Leased Premises are substantially completed and ready for occupancy and LESSEE shall have given notice to LESSOR thereof, then LESSEE shall have the right to commence use and occupancy of such portion of the Leased Premises subject to the terms and conditions of this Lease. During the period of such partial use and occupancy, LESSEE shall perform, comply with and abide by all of its obligations, undertakings and covenants as if, and to the same extent, as though the term had commenced; however, no obligation to pay Base Rent or

Rent Adjustments, including tax payments shall accrue until the Commencement
Date.

            3.2 CONDITION OF THE PREMISES. The Premises shall be delivered to the LESSEE in their present "as is" condition, broom clean and free of any tenants on the Lease Execution Date. LESSOR makes no representations or warranties concerning the suitability of the Leased Premises for LESSEE's purposes.

            3.3 COMPLETION OF IMPROVEMENTS. The Leased Premises shall be considered "ready for occupancy" on the date upon which the improvements to be constructed by the LESSEE with respect to 9,398 square feet of the first floor and 7,870 square feet of the second floor of the Leased Premises (hereinafter "Tenant Improvement Work") are substantially completed. The Leased Premises shall be deemed substantially completed notwithstanding the completion of work and adjustment of equipment and fixtures or minor items of uncompleted work (so-called "punch list" work items) remain to be done, if such work can be completed after occupancy has been taken without causing unreasonable interference with LESSEE's use of the Leased Premises.

            On or before July 15, 1994, LESSEE shall provide to LESSOR complete design development drawings and specifications for all Tenant Improvement Work (the "Plans"). The Plans shall include all alterations, additions, equipment and fixtures to be performed, constructed and installed in the Leased Premises. The Plans shall require use of new materials of good quality, and all construction shall be in compliance with applicable laws, ordinances, orders and regulations of governmental authorities and with requirements of LESSOR's insurance underwriters.

      Within five (5) business days of receipt of the Plans, the LESSOR shall either approve said plans, which approval shall not be unreasonably withheld or shall indicate in writing to LESSEE the specific reasons for not approving LESSEE's plans. Within the succeeding ten (10) business days, LESSEE shall correct the deficiencies noted and return the revised Plans to LESSOR for approval. Once approved, LESSEE's Plans may not be modified in any material respect except with LESSOR'S further approval. LESSOR's approval of the Plans shall not constitute an acknowledgment that work done in conformity therewith will so comply, and LESSEE shall be solely responsible for modifications to the Plans required by any governmental agency or LESSOR's insurance underwriters.

            3.3.1 LESSEE'S CONTRACTOR. LESSEE shall arrange with its own general contractor to perform the work shown on the approved LESSEE'S Plans. The identity of LESSEE's contractor shall be subject to LESSOR'S prior approval (approval not to be unreasonably withheld or delayed). LESSEE shall procure and convey to LESSOR all necessary governmental approvals, including, without limitation, building and occupancy permits and all applicable approvals relative to electrical, gas, water, heating and cooling, and telephone work, before undertaking any work. LESSEE shall perform all work at its risk in a good and workmanlike manner in accordance with LESSEE'S approved Plans employing new materials of good quality with interior finishes being at least equal to the other parts of the Leased Premises. LESSEE shall furnish all ramps, chutes, coverings, and the like necessary to protect other parts of the Building from damage during the performance of the Tenant Improvement Work shown on the Plans. Any resulting damage to other parts of the Building shall be repaired by LESSOR at LESSEE's expense, reimbursement to be made promptly and deemed additional rent. The performance of the Tenant Improvement Work shown on the Plans shall be coordinated with all reasonable regulations of LESSOR with respect to the performance of other work in the Building and the requirements of other occupants thereof.

      When any LESSEE Tenant Improvement Work is in progress, LESSEE shall maintain or cause its contractor to maintain workmen's compensation insurance required by law covering all persons employed in such Tenant Improvement Work and such other insurance as may be required by LESSOR covering the additional hazards due to such Tenant Improvement Work, in each case for the benefit of LESSOR and such additional parties as LESSOR shall require. It shall be a condition of LESSOR's approval of any plans for LESSEE's Work that certificates of such insurance shall have been deposited with LESSOR. Prior to performing any work in the Building, LESSEE's contractor shall obtain and file a statutory lien bond protecting the Building and all ownership interests therein against the imposition of liens by contractors, subcontractors, material suppliers and laborers.

      3.3.2. COMPLIANCE WITH LEASE. Prior to the Commencement Date, LESSEE shall cause its employees, agents, contractors, subcontractors, material suppliers and laborers to observe and perform all of LESSEE'S obligations under this Lease excepting only the obligations to pay Base Rent and additional rent and other charges and excepting further the other obligations in the Lease, the performance of which would be clearly incompatible with construction and the installation of furnishings fixtures and equipment pursuant herein.

            3.3.3 FIRST AND SECOND FLOOR TENANT IMPROVEMENT WORK. At least sixty
(60) days prior to occupying and at least thirty (30) days prior to commencing construction in the Supplemental Space, LESSEE shall provide to LESSOR complete construction drawings and specifications for all Tenant Improvement Work for the three thousand five hundred square feet on the first floor and three thousand five hundred square feet on the second floor shown crosshatched on Exhibit A1, (hereinafter the "Supplemental Spaces" and the tenant improvement work hereinafter defined as the "Supplemental Space Tenant Improvement Work"). The provisions of Paragraph 3.3, relating to the definition of substantial completion and the Plan approval mechanism and 3.3.1, as they relate to the contractor for the Supplemental Space, shall also apply to the Supplemental Space Tenant Improvement Work.

            3.4 FINANCING OF TENANT IMPROVEMENT WORK. LESSOR has agreed to finance two hundred fifty thousand ($250,000.00) dollars of the tenant improvement work referenced in paragraph 3.3 (Lessor's Contribution). Any and all other costs and expenses over and above $250,000.00 shall be the sole and exclusive responsibility of LESSEE. LESSEE shall submit to LESSOR such reasonable documentation, including financial statements, as LESSOR deems necessary to assure LESSOR of LESSEE's ability to fund its portion of the tenant improvement buildout costs.

      Disbursement of Landlord's Contribution shall be subject to such reasonable conditions, including but not limited to processing time and inspections, which may be imposed by LESSOR's lender. Payment of LESSEE'S contractors will be on a pro-rata basis, that is proportional between LESSOR and LESSEE in the same percentage that Landlord's Contribution bears to the total construction contract for the Tenant Improvement Work. In no event shall LESSOR be responsible for contributing more than $250,000 toward the Tenant Improvement Work. LESSOR shall not be obligated to make its pro-rata contribution unless and until the contractor's invoice has been approved by LESSEE and LESSEE has provided LESSOR with evidence of its payment to the contractor for its pro-rata obligation.

            4. RENT. LESSEE covenants and agrees to pay to LESSOR annual base rent ("Base Rent") in the amounts set forth or provided for below, by equal payments of one-twelfth of such annual rate on the first day of each calendar month in advance, the first monthly payment to be made on the Commencement Date, and by payment in advance of a pro-rata portion of a monthly payment for any portion of a month at the beginning or end of the term; all payments to be made to LESSOR or such agent, and at such place, as LESSOR shall from time to time in writing designate, the following being now so designated:

                      ATHENAEUM REALTY NOMINEE TRUST
                      THE ATHENAEUM GROUP
                      215 First Street
                      Cambridge, MA 02142

      During the first twenty one months of the Term the annual Base Rent shall be $83.33 per month (calculated as 200 square feet in the basement multiplied by $5.00 per square foot with no Base Rent for the first floor or second floor space and no Outdoor Parking rent for the parking spaces otherwise available to LESSEE under paragraph 2).

      The Base Rent for the twenty second month of the Term shall be the sum of the following:

      (i) $12,458.73 (calculated as one twelfth of the Annual Base Rent for 9,398 square feet on the first floor and 7,870 square feet on the second floor multiplied by $8.60 per square foot, and 200 square feet in the basement multiplied by $5.00 per square foot, with no Base Rent for the Supplemental Space); plus

      (ii) the annual fair rental value of the parking spaces made available to LESSEE, all to be reasonably determined by LESSOR ("Outdoor Parking"); it being expressly understood and agreed to by the parties that the first five (5) spaces taken by LESSEE shall be at no cost or charge to LESSEE.

      The annual Base Rent for the twenty third and twenty fourth months of the Term shall be the sum of the following:

      (ii) $33,612.03 per month (calculated as one twelfth of the Annual Base Rent for 9,398 square feet on the first floor and 7,870 square feet on the second floor multiplied by $23.30 per square foot, and 200 square feet in the basement multiplied by $5.00 per square foot, with no Base Rent for the Supplemental Space; plus

      (ii) the annual fair rental value of the parking spaces made available to LESSEE, all to be reasonably determined by LESSOR ("Outdoor Parking"); it being expressly understood and agreed by the parties that the first five (5) spaces taken by LESSEE shall be at no cost or charge to LESSEE.

      The annual Base Rent for the third year of the Term, shall be the sum of the following:

            (i) $420,612.40 per year; (calculated as 9,398 square feet on the first floor and 7,870 square feet on the second floor multiplied by $24.30 per square foot, with no Base Rent for the Supplemental Space, plus 200 square feet in the basement multiplied by $5.00 per square foot; plus

            (ii) the annual fair rental value of the parking spaces made available to LESSEE, all to be reasonably determined by LESSOR ("Outdoor Parking"); it being expressly understood and agreed to by the parties that the first five (5) spaces taken shall be at no cost or charge to LESSEE.

      The Annual Base Rent for the fourth and fifth years of the Term, shall be the sum of the following:

            (i) $572,050.40 per year (calculated as 9,398 square feet on the first floor and 7,870 square feet on the second floor multiplied by $27.80 per square foot, plus the 7,000 square feet of the Supplemental Space multiplied by $13.00 per square foot, plus 200 square feet in the basement multiplied by $5.00 per square foot); plus

            (ii) the annual fair rental value of the parking space made available to LESSEE, all to be reasonably determined by LESSOR ("Outdoor Parking"), it being expressly understood and agreed to by the parties that the first five (5) spaces taken shall be at no cost or charge to LESSEE.

      Notwithstanding the foregoing, if LESSEE expands into the Supplemental Space prior to the fourth year of the Lease Term, LESSEE shall pay Base Rent equal to $11.00 per square foot on an annualized basis. As set forth herein, LESSEE shall provide LESSOR with at least sixty days notice of its intention to occupy the Supplemental Space and the Base Rent allocable to the Supplemental Space shall be due and payable as of that date which is the earlier of (i) the sixtieth day after LESSEE's notice to LESSOR or (ii) that date upon which the Supplemental Space is ready for occupancy.

      Further, LESSOR agrees that it shall employ only one announced fair rental parking value at any particular time during the term of the Lease for the tenants of the Building, exclusive of any rental concessions it may grant tenants. LESSOR reserves the right to change the announced fair rental parking value as it deems reasonably necessary.

            5. RENT ADJUSTMENTS.

            5.1. RENT ADJUSTMENT - COMMON AREA OPERATING EXPENSES FOR THE BUILDING. Commencing as of the Commencement Date and with respect to any calendar year falling within the term, or fraction of a calendar year at the beginning or end of the term, the LESSEE shall pay to the LESSOR, as additional rent, the "LESSEE'S

Proportionate Building Share" (defined below) of operating expenses attributable to the Building ("CAO Building"). CAO Building shall include, but is not limited to, the following: all costs and expenses incurred by the LESSOR in connection with the insurance, operation, repair, maintenance and cleaning of or for the Building and heating, plumbing, elevators, electrical, air-conditioning and other systems, thereof, trash removal, janitorial services, security systems, landscaping and lawn care services, walkway, driveway, parking and common entryway upkeep, paving, snowplowing, snow and ice removal and general expenses incurred by the LESSOR in connection with the insurance, operation and maintenance of the Building, to keep the same in safe, secure condition but excluding any management fee to affiliated entities or capital improvements performed by LESSOR to the Building.

      LESSEE'S Proportionate Building Share shall be that percentage, which is equal to the ratio of the square footage of space constituting the Leased Premises to the aggregate square footage of space in the Building. Provided LESSEE is not then occupying the Supplemental Space, LESSEE'S Proportionate Building Share during the first two years of the Lease Term shall be 6.04%. From the earlier of (i) the Third Year of the Lease Term or (ii) LESSEE'S full occupancy of the Supplemental Space, LESSEE's Proportionate Building Share shall be 8.59%.

            5.2 MONTHLY PAYMENTS. Beginning with the calendar year in which the Commencement Date occurs, and in subsequent years during the term of this Lease, the LESSEE shall pay to the LESSOR pro rata monthly installments of amounts due under Paragraphs 5.1 on account of projected CAO Building Expenses for such year, calculated by the LESSOR on the basis of the best and most recent budget or data available. Appropriate adjustments of estimated amounts shall be made between LESSOR and LESSEE promptly after the close of each calendar year to account for actual CAO Building Expenses for such year, except that LESSOR may at its option, credit any amounts due from it to LESSEE as provided above against any sums then due from LESSEE to LESSOR under this Lease. The balance of any amounts due shall be paid within twenty (20) days after written notice thereof.

            5.3. RENT ADJUSTMENT - TAXES.

            5.3.1. LESSOR TO PAY TAXES. The LESSOR shall be responsible for the payment, before the same becomes delinquent, of all general and special taxes of every kind and nature, including assessments for local improvements, and other governmental charges which may be lawfully charged, assessed or imposed (herein collectively called the "Taxes") upon the Building.

            If at any time during the term the present system of ad valorem taxation of real property shall be changed to that in lieu of the whole or any part of the ad valorem tax on real property, there shall be assessed on LESSOR a capital levy or other tax on the gross rents received with respect to the Building or a federal, state, county, municipal, or other local income, franchise, excise or similar tax, assessment, levy or charge (distinct from any now in effect) measured by or based, in whole or in part, upon any such gross rents, then any and all of such taxes, assessments, levies or charges to the extent so measured or based, shall be deemed to be included within the term "Taxes" but only to the extent that the same would be payable if the Building were the only property of LESSOR.

            5.3.2. LESSEE'S SHARE OF TAXES. Commencing as of the Commencement Date, the LESSEE shall pay to the LESSOR, as additional rent, LESSEE'S applicable Proportionate Building Share of that portion of the Taxes attributable to the Building.

            5.3.3. RENT ADJUSTMENT-PAYMENT. Beginning with the calendar year in which the Commencement Date occurs and in subsequent years during the term of this Lease, LESSEE shall pay to the LESSOR monthly installments of one-twelfth of the amounts due to LESSOR under Paragraphs 5.3.1 and 5.3.2 on account of projected Taxes for such year, calculated by the LESSOR on the basis of the best and most recent data available as set forth in a statement from LESSOR (and, when available, based upon the real estate tax bill covering any such period). Appropriate adjustments of estimated amounts shall be made between LESSOR and LESSEE promptly after LESSOR shall have received the tax bill covering any such period.

            5.3.4. TAX ADJUSTMENT. If the LESSOR or any other tenant (excluding LESSEE) in the Building shall construct an addition to the Building, or construct improvements within the Building of unusual value so as to result in an increase in Taxes over the Taxes which would have been assessed to that Building but for such construction, there shall not be included in Taxes for purposes of this Lease the amount of such increase in Taxes unless such additions or improvements directly benefit the LESSEE. If the LESSEE, or the LESSOR at the direction of the LESSEE, shall construct improvements within the Leased Premises, or any part thereof, of unusual value (other than the Tenant Improvement Work or Supplemental Space Tenant Improvement Work) so as to result in an increase in Taxes over the Taxes which would have been assessed to the Building, or part, but for such unusually valuable improvements, the LESSEE shall be responsible for the payment of the full amount of such increase.

            6. UTILITIES AND OTHER SERVICES. (a) Commencing on the date of execution of this Lease, the LESSEE shall pay for all gas, electricity, water and sewer and any other utilities separately metered or sub-metered to the Leased Premises. The LESSEE shall be responsible for all utility company deposits applicable to the supply of such services to the Leased Premises. To the extent not separately metered, LESSEE shall be responsible for the payment of its proportionate share of all gas, electricity, water and sewer use and any other utilities not separately metered or sub-metered to the Leased Premises all as reasonably determined by LESSOR. Upon request by the LESSOR, the LESSEE shall provide the LESSOR with evidence of payment of such charges to the utility supplier. LESSEE shall defend, indemnify and hold LESSOR harmless from and against any claim or liability arising from such charges made by any such utility supplier for which LESSEE is responsible.

            (b) LESSOR agrees to furnish reasonable heat to the stairways, elevators and other common areas in the Building, or portions thereof, as necessary for comfortable occupancy and to provide lighting to passageways and stairways and all parking areas and walkways providing access from the Building to the parking area in the evening and to furnish ordinary repairs and cleaning of the common areas and facilities of the Building and removal of snow and ice reasonably promptly after snowfall and ice accumulation have ended to all walkways, accessways and approaches to the Building and the parking facility as is customary in or about similar buildings in Cambridge. LESSOR shall not be liable to LESSEE for any compensation or reduction of rent by reason of inconvenience or annoyance or for loss of business arising from the necessity of LESSOR or its agents entering the Leased Premises, or for LESSEE'S repairing the Leased Premises if such repair is not performed by LESSOR, or for making repairs or renovations to any portion of the Building, however the necessity may occur. In case LESSOR is prevented or delayed from making any such repairs or alterations, or supplying the utilities or services provided for herein, or performing any other covenant or duty to be performed on LESSOR's part, by reason of any cause beyond LESSOR's control, LESSOR shall not be liable to LESSEE therefor, nor shall LESSEE be entitled to any abatement or reduction of rent by reason thereof, nor shall the same give rise to a claim in LESSEE's favor that such failure constitutes actual or constructive, total or partial, eviction from the Leased Premises, or any portion thereof. LESSOR reserves the right to stop any service or utility system, when necessary by reason of accident or emergency, or until necessary repairs have been completed. LESSOR agreeing to use reasonable due diligence to restore any such service or utility service.

            7. USE OF LEASED PREMISES. The LESSEE may use the Leased Premises only for the purpose of general office, laboratory, research and development, including pharmaceutical research and development and such other accessory uses incidental thereto to the extent such accessory use is not otherwise violative of the uses permitted under the Cambridge Zoning Act.

            8. COMPLIANCE WITH LAWS. The LESSEE acknowledges that no trade or occupation shall be conducted in the Leased Premises or use made thereof which shall be unlawful, improper, noisy or offensive, or be contrary to any law or any municipal by-law or ordinance in force in the City of Cambridge. LESSEE shall keep the Leased Premises equipped with all safety appliances and shall procure and keep in force all licenses and permits required by law or ordinance of any public authority because of the uses made of the Leased Premises by LESSEE and shall maintain in good condition on the Leased Premises all safety and fire protection devices required by the Board of Fire Underwriters, or other body having similar functions, and of every insurance company and policy by which LESSOR or LESSEE is insured. If any use of the Leased Premises results in the cancellation of any insurances carried by LESSOR, or increases the cost thereof, the LESSEE shall on demand reimburse the LESSOR all extra insurance premiums incurred as a result of such use of the Leased Premises by the LESSEE.

            9. RISK OF LOSS OF PERSONAL EFFECTS. LESSEE acknowledges and agrees that all of the furnishings, equipment, effects and property of LESSEE and of all persons claiming by, through or under LESSEE which may be on the Leased Premises or elsewhere in the Building, shall be at the sole risk and hazard of LESSEE and if the whole or any part thereof shall be destroyed or damaged by fire, water or otherwise, or by the leakage or bursting of water pipes, steam pipes, or other pipes, by theft or from any other cause, no part of said loss or damage is to be charged to or to be borne by LESSOR, unless arising from any injury, loss, damage or liability caused by LESSOR's gross negligence or willful misconduct.

            9A. INSURANCE - WAIVER OF SUBROGATION. LESSOR agrees to keep the Building and LESSEE agrees to keep the Leased Premises, and all equipment, machinery and fixtures therein insured in amounts equal to the actual cash value of the same, against fire and other perils included in a standard extended coverage endorsement, and against breakdown of boilers and other machinery and equipment, and LESSEE agrees to procure and keep in force comprehensive general liability insurance indemnifying LESSEE against all claims and damages for any injury to or death of person or damage to property which may be claimed to have occurred upon or to have been caused by activities or conditions within the Leased Premises and indemnifying LESSOR to the extent any such claims and demands are the responsibility or obligation of LESSEE pursuant to this Lease or as a matter of law, in amounts not less than $1,000,000 for property damage, $500,000 for injury or death of one person, and $1,000,000 for injury or death of more than one person in a single accident. LESSOR agrees to maintain insurance for the full replacement cost value of the Building.

            All insurance required hereunder shall be written by insurance carriers qualified to do business and in good standing in Massachusetts and approved by LESSOR, which approval shall not be unreasonably withheld. All policies of insurance shall name LESSOR and LESSEE as the insured parties. Each required policy of insurance shall provide that, notwithstanding any act or omission of LESSEE which might otherwise result in forfeiture of said insurance:
(A) it shall not be cancelled nor its coverage reduced without at least ten (10) days prior written notice to each insured named therein, and (B) any proceeds shall be first payable to LESSOR or to the holder of any mortgage encumbering the Leased Premises as their respective interests may appear.

            As of the commencement of the term hereof, and thereafter not less than fifteen (15) days prior to the expiration dates of the expiring policies, the original policies to be obtained by LESSEE hereto issued by the respective insurers or certificates thereof including photocopies of the original policies, shall be delivered to LESSOR.

            Any insurance carried by either party with respect to the Leased Premises or property therein or occurrences thereon shall include a clause or endorsement denying to the insurer rights of subrogation against the other party to the extent rights have been waived by the insured prior to occurrence of injury or loss. Each party notwithstanding any provisions of this Lease to the contrary, hereby waives any rights of recovery against the other for injury of loss due to hazards covered by such insurance to the extent of the indemnification received thereunder.

            10. MAINTENANCE OF LEASED PREMISES. The LESSEE agrees to maintain the Leased Premises in the same condition as they are at the commencement of the term or as they may be put in during the term of this Lease, reasonable wear and tear, damage by fire, other casualty and eminent domain, and matters for which the LESSOR is responsible hereunder only excepted, to provide its own interior janitorial service, to install and maintain its own security system as it considers appropriate and, whenever necessary, to replace plate glass and other glass therein with that of the same quality as that damaged or injured. LESSEE shall be responsible for the costs of maintaining the HVAC System servicing the Leased Premises, and shall be responsible for all repairs and replacements to said system. The LESSEE shall not permit the Leased Premises to be overloaded, damaged, stripped, or defaced, nor suffer any waste. LESSEE shall obtain written consent of LESSOR before erecting any sign on or about the Leased Premises, which consent shall not be unreasonably withheld or delayed. LESSEE further covenants and agrees: to take all reasonably necessary actions to insure that smoke, fumes, vapors and odors will not permeate any building containing the Leased Premises and will be removed only through the exhaust and ventilating system servicing the Leased Premises; to keep the Leased Premises free of pests, roaches and vermin; to keep all trash garbage and debris stored on the Leased Premises (and not in any other portions of the Building) in adequate covered containers, approved by LESSOR and placed in locations or areas approved by LESSOR in writing and to arrange for the regular removal thereof once each day; to provide for the frequent and adequate cleaning of the Leased Premises and all walls, floors, fixtures and equipment therein consistent with its use. LESSOR shall maintain in good condition the structural elements and the roof of the Building, the mechanical equipment and systems in the Building (other than such equipment and systems which are located within or exclusively serve the Leased Premises, and other than LESSEE's maintenance obligations otherwise provided herein), and the common areas of the Building. LESSOR shall provide for the benefit of LESSEE adequate internal signage identifying LESSEE's location within the Building. LESSEE shall pay its proportionate share for these expenses and services as set out in paragraph 5 above.

      LESSEE shall be responsible for compliance with the Americans With Disabilities Act within the Leased Premises. LESSOR shall be responsible for compliance with the Americans With Disabilities Act in the common areas of the Building.

            11. ALTERATIONS - ADDITIONS. Other than the Tenant Improvement Work and Supplemental Space Tenant Improvement Work governed by the applicable provisions of Paragraph 3 of this Lease, the LESSEE shall not make structural alterations or additions to the Leased Premises, but may make non-structural alterations and improvements, provided the LESSOR consents thereto in advance in writing in each instance, which consent shall not be unreasonably withheld or delayed provided that LESSOR is furnished with detailed plans and specifications reasonably approved by LESSOR. All such allowed alterations or additions shall be at LESSEE's expense and shall be in quality at least equal to the present construction. LESSEE shall not permit any mechanics' liens or similar liens, to remain upon the Leased Premises for labor and materials furnished to LESSEE or claimed to have been furnished to LESSEE in connection with the work of the any character performed or claimed to have been performed at the direction of LESSEE, and shall cause any such lien to be released of record forthwith without cost to LESSOR. Any alterations, additions or improvements made by the LESSEE, except for moveable partitions and furnishings, installed at the LESSEE'S cost, shall become the property of the LESSOR at the termination of the Lease as provided herein.

            With respect to all such LESSEE work, LESSEE further agrees as follows: that such work shall commence only after all required municipal and other governmental permits and authorizations have been obtained (the LESSOR agreeing, if requested by LESSEE, to join in any application therefor at the LESSEE's expense) and all such work shall be done in a good and workmanlike manner in compliance with building and zoning laws and with all other laws, ordinances, regulations and requirements of all federal, state and municipal agencies, and in accordance with the requirements and policies issued by any insurer of LESSOR or LESSEE; that all such work shall be prosecuted with reasonable dispatch to completion; that at all times when any such work is in progress, LESSEE shall maintain or cause to be maintained adequate workmen's compensation insurance for those employed in connection therewith with respect to whom death or injury claims could be asserted against LESSOR, the LESSEE or the Leased Premises and comprehensive general liability or builder's risk insurance (for mutual benefit of LESSEE and LESSOR) in coverages reasonably approved by LESSOR; and that all such work of LESSEE shall be coordinated with any work being performed by LESSOR and other tenants of the building in which the work is taking place in such manner as to maintain harmonious labor relations and not to interfere with the operation of the Building or the construction work of others.

            12. ASSIGNMENT - SUBLETTING. The LESSEE shall not assign or sublet the whole or any part of the Leased Premises without the LESSOR's prior written consent, which consent shall not be unreasonably withheld or delayed. LESSEE shall be entitled to assign this Lease to any entity controlled by, or under common control with LESSEE, and to any entity acquiring substantially all of the assets of LESSEE, in all such case without the consent of LESSOR. Notwithstanding such consent or permitted assignment, LESSEE shall remain liable to LESSOR for the payment of all rent and for the full performance of the covenants and conditions of this Lease (which following assignment shall be joint and several with assignee).

            12A. QUIET ENJOYMENT, COVENANT OF TITLE. The LESSEE, on paying the rent and other charges hereunder, as and when the same shall become due and payable and observing and performing the covenants, conditions and agreements contained in this Lease on the part of the LESSEE to be observed and performed, all as herein provided, shall and may lawfully, peaceably and quietly have, hold and enjoy the Leased Premises during the term, subject to all of the terms and provisions hereof, without hindrance, ejection or disturbance by the LESSOR or by any person or persons claiming by, through or under the LESSOR or by anyone claiming paramount title.

            13. SUBORDINATION. The Lease and LESSEE's interest hereunder, subject to the provisions of this paragraph 13, shall be subordinate to the lien of any present or future mortgage or mortgages upon the Leased Premises or any property of which the Leased Premises are a part, irrespective of the time of execution or the time of recording of any such mortgage or mortgages, and to each advance made or to be made thereunder and to all renewals, modifications, consolidations, and extensions thereof, and all substitutions therefor. Any subordination of this Lease pursuant to the provisions of this Paragraph 13 is made and granted upon the condition that, in the event of any entry by the holder of any such mortgage to foreclose, a default under any such mortgage, a foreclosure of any such mortgage of LESSOR'S interest under this Lease or in the Leased Premises through foreclosure or otherwise, the LESSEE shall (provided the LESSEE is not then in default beyond any applicable cure period) peaceably hold and enjoy the Leased Premises as a lessee of such holder, during the term upon the terms, covenants and conditions as set forth in this Lease without any hindrance or interruption from such holder. In the event of such entry, foreclosure, acquisition or other action by such holder, LESSEE shall recognize the holder of the mortgage with respect to which such action is taken as the LESSOR under this Lease. As used in this Paragraph 13, the word "holder" includes any person claiming through or under any such mortgage, including any purchaser at a foreclosure sale, and the word "LESSEE" shall include LESSEE'S successors and assigns. The word "mortgage" as used in this Paragraph shall mean mortgages, deeds of trust, and other similar instruments held by any institutional lender and all modifications, extensions, renewals and replacements thereof. This Paragraph 13 is self-operative, and no further instrument of subordination shall be required.

            Notwithstanding the self-operative effect of this Paragraph 13, the LESSEE agrees to execute such further documents in recordable form as the LESSOR or any lender may reasonably require, consistent with the terms of this Paragraph 13 and 21. Should the LESSEE fail to execute and deliver to the LESSOR any such document within twenty (20) days of a written notice requesting the LESSEE to execute and deliver such document, (which request in order to be effective must contain copies of all documents necessary for LESSEE to review in order to execute such subordination document, including without limitation, copies of any security and financing documents, appropriately redacted, which are the subject of such subordination document), LESSEE shall pay to LESSOR (as liquidated damages and not as a penalty) the sum of $500.00 per day for each day after such twentieth
(20th) day during which such failure to deliver such instrument continues.

            14. LESSOR'S ACCESS. The LESSOR or agents of the LESSOR may, at reasonable times and upon reasonable prior notice to the LESSEE, enter to view the Leased Premises or any part thereof and may remove placards and signs not approved and affixed as herein provided, and make repairs and alterations which LESSOR may deem necessary or desirable and, at LESSEE's expense, to remove any alterations, additions, signs, or other improvements made by LESSEE, and not consented to by LESSOR; to show the Leased Premises to others with reasonable prior notice, in a manner so as not to unreasonably interfere with the normal conduct of the LESSEE'S business, at any time within the four (4) month period prior to the expiration of the term.

            15. INDEMNIFICATION AND LIABILITY. The LESSEE shall defend, save harmless and indemnify LESSOR from any claims of liability for injury, loss, accident or damage to any person or property while on the Leased Premises, if not due to the negligence or willful misconduct of LESSOR, or LESSOR's employees or agents, and to any person or property anywhere occasioned by any omission, fault, negligence or other misconduct of LESSEE and persons for whose conduct LESSEE is legally responsible.

            16. HOLDING OVER. LESSEE agrees to pay to LESSOR one and one-half times the total of the Base rent set forth in Paragraph 4 in effect for the period immediately prior to LESSEE's holding over and one and one-half times the additional rent provided for under this Lease then applicable for each month or portion thereof LESSEE shall retain possession of the Leased Premises or any part thereof after the termination of this Lease, whether by lapse of time or otherwise, and also to pay all damages sustained by LESSOR on account thereof; the provisions of this paragraph shall not operate as a waiver by LESSOR of any right of re-entry provided in this Lease.

            16A. FURTHER LESSEE COVENANTS. LESSEE further covenants and agrees during the term and such further time as LESSEE holds any part of the Leased
Premises:

            (a) to pay when due all rent and other sums herein specified, without offset, deduction or counterclaim except as otherwise specifically provided in this Lease;

            (b) not to obstruct in any manner any portion of any building not hereby leased or the sidewalks or approaches to such building or any inside windows or doors;

            (c) that neither the original LESSOR nor any successor LESSOR who or which is a trustee or a partnership, nor any beneficiary of the original LESSOR or any successor LESSOR nor any partner, general or limited, of such partnership shall be personally liable under any term, condition, covenant, obligation or agreement expressed herein or implied hereunder or for any claim or damage or cause at law or in equity arising out of the occupancy of the Leased Premises or the use or maintenance of the Building and LESSEE specifically agrees to look solely to the LESSOR's interest in the Building for the recovery of any judgment against LESSOR; and

            (d) if any payment of rent or other sums due hereunder is not paid when due, LESSEE shall pay to LESSOR a late charge equal to five (5%) percent of the unpaid amount per month, or part thereof, that such amount remains unpaid.

            17. FIRE, CASUALTY.

            17.1 DEFINITION OF "SUBSTANTIAL DAMAGE" AND "PARTIAL DAMAGE". The term "substantial damage", as used herein, shall refer to damage which is of such a character that the same cannot, in ordinary course, be expected to be repaired within ninety (90) calendar days from the time that such repair work would commence. Any damage which is not "substantial damage" is "partial damage". In the event of substantial damage to the Building, the LESSOR shall notify the LESSEE as soon as is practicable and in no event later than thirty
(30) days after such damage of LESSOR'S estimated time for repair of such damage.

            17.2. PARTIAL DAMAGE TO THE BUILDING. If during the Lease Term there shall be partial damage to the Building by fire or other casualty and if such damage shall materially interfere with the LESSEE's use of the Leased Premises as contemplated by this Lease, the LESSOR shall, to the extent insurance proceeds are available to LESSOR, promptly proceed to restore the Building to substantially the condition in which it was immediately prior to the occurrence of such damage. Notwithstanding the foregoing, if there shall be partial damage to the Building, and if such damage shall materially interfere with LESSEE's use of the Leased Premises as contemplated by this Lease occurring during the last twelve (12) months of the Lease Term of such a character that the same cannot, in ordinary course, be expected to be repaired within thirty (30) days from the time such repair work would begin, the LESSOR may, within ten (10) days of the date of such damage, elect to terminate this Lease. If such election is not made, the LESSOR shall promptly proceed with such restoration.

            17.3. SUBSTANTIAL DAMAGE TO THE BUILDING. If during the Lease Term there shall be substantial damage to the Building by fire or other casualty and if such damage shall materially interfere with the LESSEE'S use of the Leased Premises as contemplated by this Lease, the LESSOR shall, to the extent insurance proceeds are available to LESSOR, promptly restore the Building to an architectural unit that is not less suitable than that which existed prior to such fire or casualty, unless the LESSOR or the LESSEE, within thirty (30) days after the occurrence of such damage, shall give notice to the other of its election to terminate this Lease. If at any time during such thirty (30) day period the LESSOR notifies the LESSEE of its intention to restore the Building, the LESSEE must then give notice to the Lessor, within ten (10) days of its receipt of the LESSOR'S notice of intention to restore the Building, as to whether the LESSEE will elect to terminate the Lease. Should the LESSEE fail to elect to terminate the Lease within such ten (10) day period, the LESSEE'S right to terminate under this Paragraph 17.3 shall expire. If the LESSOR proceeds with the restoration of the Building and if such damage shall not have been repaired to the extent necessary for the LESSEE to resume its normal business operations at the Leased Premises by the end of the 180th day following the date of such fire or casualty, or if the Lessor shall fail diligently to cause such repair and restoration work to be performed then the LESSEE may, at any time thereafter while the damage remains unrepaired, terminate this Lease upon notice to the LESSOR. If the LESSOR or the LESSEE shall give such notice of termination, then this Lease shall terminate as of the date of such notice with the same force and effect as if such date were the date originally established as the expiration date hereof.

            17.4. ABATEMENT OF RENT. If during the Lease Term the Building shall be damaged by fire or casualty and if such damage shall materially interfere with the LESSEE'S use of the Leased Premises as contemplated by this Lease, a just proportionate amount of the rent and other charges payable by the LESSEE hereunder shall abate proportionately for the period in which, by reason of such damage, there is such interference with the LESSEE'S use of the Leased Premises.

            17A. EMINENT DOMAIN. If the Building is totally taken by condemnation or right of eminent domain, this Lease shall terminate as of the date of such taking. If the Building, or such portion thereof as to render the balance (if reconstructed to the maximum extent practicable in the circumstances) physically unsuitable in the LESSEE'S reasonable judgment for the LESSEE'S purposes, shall be taken by condemnation or right of eminent domain (including a temporary taking in excess of 180 days), the LESSEE or the LESSOR shall have the right to terminate this Lease by notice to the other of its desire to do so, provided that such notice is given not later than ten (10) days after the LESSEE has been deprived of possession.

            Should any part of the Building be so taken or condemned or receive such damage and should this Lease not be terminated in accordance with the foregoing provisions, the LESSOR shall, to the extent condemnation proceeds are available to LESSOR, promptly restore the Leased Premises to an architectural unit that is suitable to the uses of the LESSEE permitted hereunder.

            In the event of a taking described in this Paragraph 17A, the rent and other charges payable hereunder, or a fair and just proportion thereof according to the nature and extent of the loss of use shall be suspended or abated.

            The LESSOR reserves, and the LESSEE grants to the LESSOR, all rights which the LESSEE may have for damages or injury to the Leased Premises for any taking by eminent domain, except for damage to the LESSEE'S trade fixtures, personal property or equipment, if any, the LESSEE'S right to relocation expenses, if any, and the LESSEE'S right for business interruption, if any.

            18. DEFAULT AND BANKRUPTCY. In the event that:

            (a) The LESSEE, shall default in the payment of any installment of rent or other sum herein specified continuing for five (5) days after written notice from LESSOR to LESSEE; or

            (b) The LESSEE shall default in the observance or performance of the LESSEE's covenants, agreements, or obligations hereunder (except as provided in Paragraph 18 (a) above) and the LESSEE shall not cure such default within thirty
(30) days after written notice thereof or if such default cannot be cured within thirty (30) days, then if LESSEE shall not commence to cure the same within thirty (30) days and diligently pursue the curing of the same; or

            (c) LESSEE makes any assignment for the benefit of creditors, commits any act of bankruptcy or files a petition under any bankruptcy or insolvency law; or if such a petition is filed against LESSEE and is not dismissed within ninety (90) days; or if a receiver or similar officer becomes entitled to LESSEE's leasehold hereunder and it is not returned to LESSEE within ninety (90) days, or if such leasehold is taken on execution or other process of law in any action against LESSEE;

      then in any such case the LESSOR shall have the right thereafter, while such default continues, to re-enter and take complete possession of the Leased Premises, to declare the term of this Lease ended, and remove the LESSEE'S effects at LESSEE's sole cost and expense, without prejudice to any remedies which might be otherwise used for arrears of rent or other default. The LESSEE shall indemnify the LESSOR against all loss and reasonable payment of rent and other payments which the LESSOR may incur by reason of such termination during the residue of the term. In the event of default, LESSOR shall use its reasonable efforts to re-let the Leased Premises so as to mitigate any damages to the LESSEE hereunder. If LESSOR re-lets the Leased Premises, LESSEE may offset its payable rent by the amount of rent received by LESSOR.

            If the LESSEE shall default, after written notice thereof as provided herein, in the observance or performance of any conditions or covenants on its part to be observed or performed under or by virtue of any of the provisions of this Lease and after the expiration of any period within which the LESSEE is entitled to cure such default as is provided above in this Paragraph 18, the LESSOR, without being under any obligation to do so and without thereby waiving such default, may remedy such default for the account and at the expense of the LESSEE. If the LESSOR makes any expenditures or incurs any obligations for the payment of money in connection therewith, including, but not limited to, reasonable attorney's fees (except for unsuccessful suits against the LESSEE) in instituting, prosecuting or defending any action or proceeding, such sums paid or obligations incurred, with interest at the rate of twelve (12%) per annum and costs, shall be paid to the LESSOR by the LESSEE as additional rent.

            Nothing contained in this Lease shall limit or prejudice the right of LESSOR to claim and obtain in proceedings for bankruptcy, insolvency or like proceedings by reason of the termination of this Lease, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which the damages are to be claimed or proved, whether or not the amount be greater, equal to, or less than the amount of the loss or damages referred to above.

            18A. DEFAULT OF LANDLORD AND MORTGAGEE RIGHTS. LESSOR shall in no event be in default in the performance of any of LESSOR's obligations hereunder unless and until LESSOR shall have failed to perform such obligations within thirty (30) days, or such additional time as is reasonably required to correct any such default, after receipt of written notice by LESSEE to LESSOR properly specifying wherein LESSOR has failed to perform any such obligation. LESSEE agrees to give any mortgagee, by registered mail, a copy of any notice of default served upon the LESSOR, provided that prior to such notice the LESSEE has been notified in writing of the identity and address (by way of Notice of Assignment of Rents and Leases or otherwise) of the address of such mortgagee. The LESSEE further agrees that if the LESSOR shall have failed to cure such default within the time provided for in this Lease, then the mortgagee shall have an additional sixty (60) days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary if within sixty (60) days the mortgagee has commenced and is diligently pursuing the remedies necessary to cure such default (including but not limited to commencement of foreclosure proceedings, if necessary to effect such cure) in which event this Lease shall not be terminated while such remedies are being so diligently pursued.

            18B. BANKRUPTCY OR INSOLVENCY.

      (a) LESSEE'S INTEREST NOT TRANSFERABLE. Neither LESSEE's interest in this Lease nor any estate hereby created in LESSEE nor any interest herein or therein shall pass to any trustee, except as may specifically be provided pursuant to the Bankruptcy Code (11 USC Sec. 101 et seq.) or to any receiver or assignee for the benefit of creditors or otherwise by operation of law.

      (b) TERMINATION OF LEASE. Notwithstanding anything to the contrary contained in this Lease, and to the extent enforceable under the Bankruptcy Code, in the event the interest or estate created in LESSEE hereby shall be taken in execution or by other process of law or if LESSEE or LESSEE's executors, administrators or assigns, if any, shall be adjudicated insolvent or bankrupt pursuant to the provisions of any state law or an order for the relief of such entity shall be entered pursuant to the Bankruptcy Code, or if a receiver or trustee of the property of LESSEE shall be appointed by reason of the insolvency or inability of LESSEE to pay its debts or if any assignment shall be made of the property of LESSEE or LESSEE's guarantor, if any, for the benefit of creditors, then and in any such events this Lease and all rights of LESSEE hereunder shall automatically cease and terminate with the same force and effect as though the date of such event were the date originally established herein and fixed for the expiration of the term and LESSEE shall vacate and surrender the Leased Premises but shall remain liable as herein provided.

      (c) LESSEE'S OBLIGATION TO AVOID CREDITORS' PROCEEDINGS. LESSEE shall not cause or give cause for the appointment of a trustee or receiver of the assets of LESSEE and shall not make any assignment for the benefit of creditors or become or be adjudicated insolvent. The allowance of any petition under any insolvency law, except under the Bankruptcy Code or the appointment of a trustee or receiver of Lessee or Lessee's guarantor, if any, or of the assets of either of them, shall be conclusive evidence that LESSEE caused or gave cause therefor, unless such allowance of the petition or the appointment of a trustee or receiver is vacated within ninety (90) days after such allowance or appointment. Any act described in this paragraph shall be deemed a material breach of LESSEE's obligations hereunder and this Lease shall thereupon automatically terminate. LESSEE does, in addition, reserve any and all other remedies provided in this Lease or in law.

      (d) RIGHTS AND OBLIGATIONS UNDER THE BANKRUPTCY CODE. Upon the filing of a petition by or against LESSEE under the Bankruptcy Code, LESSEE, as debtor and as debtor-in-possession, and any trustee who may be appointed agree as follows:
(i) to perform each and every obligation of LESSEE under this Lease including, but not limited to, the manner of operation of this Lease, until such time as this Lease is either rejected or assumed by order of the United States Bankruptcy Court; (ii) to pay monthly in advance, on the first day of each month, as reasonable compensation for use and occupancy of the Leased Premises, an amount equal to all fixed Annual Base Rent, Additional Rent and other charges otherwise due pursuant to this Lease; (iii) to reject or assume this Lease within sixty (60) days of the appointment of such trustee under Chapter 7 of the Bankruptcy Code or within one hundred twenty (120) days (or such shorter term as LESSOR, in its sole discretion, may deem reasonable, so long as notice of such period is given) of the filing of a petition under any other chapter; (iv) to give LESSOR at least forty five (45) days' prior written notice of any proceeding relating to any assumption of this Lease; (v) to give at least thirty (30) days' prior written notice of any abandonment of the Leased Premises, with any such abandonment to be deemed a rejection of this Lease and an abandonment of any property not previously removed from the Leased Premises; (vi) to do all other things of benefit to LESSOR otherwise required under the Bankruptcy Code; (vii) to be deemed to have rejected this Lease in the event of the failure to comply with any of the above; and (viii) to have consent to the entry of an order by an appropriate United States Bankruptcy Court providing all of the above, waiving notice and hearing of the entry of same.

      No default of this Lease by LESSEE, either prior to or subsequent to the filing of such a petition, shall be deemed to have been waived unless expressly done so in writing by LESSOR.

      Included within and in addition to any other conditions or obligations imposed upon LESSEE or its successor in the event of assumption and/or assignment are the following: (i) the cure of any monetary defaults and the reimbursement of pecuniary loss immediately upon entry of a court order providing for assumption and/or assignment; (ii) the deposit of an additional sum equal to three (3) months' Rent to be held as a security deposit; (iii) the use of the Leased Premises as set forth in the reference date section of this Lease and the quality, quantity and/or lines of merchandise of any goods or services required to be offered for sale are unchanged; (iv) the payment of any sums which may then be due or which may thereafter become due under the provisions of this Lease; (v) the debtor, debtor-in-possession, trustee or assignee of such entity demonstrates in writing that it has sufficient background, including, but not limited to, substantial commercial experience in buildings of comparable size and financial ability to operate a commercial establishment out of the Leased Premises in the manner contemplated in this Lease, and meets all other reasonable criteria of LESSOR as did LESSEE upon execution of this Lease; (vi) the prior written consent of any mortgagee to which this Lease has been assigned as collateral security; and (vii) the Leased Premises at all times remains a single store (if retail) and no physical changes of any kind may be made to the Leased Premises unless in compliance with the applicable provisions of this Lease.

      Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code shall be deemed without further act or deed to have assumed all of the obligations arising under this Lease on and after the date of such assignment. Any such assignee shall, upon demand, execute and deliver to LESSOR an instrument confirming such assumption in accordance with the terms of Paragraph 21 hereof.

            19. RULES AND REGULATIONS. The LESSOR shall have the right to institute and to change from time to time, rules and regulations for the use of the Building by commercial office lessees, and by commercial retail lessees, which shall be reasonable in all instances and shall be uniformly applicable to all commercial lessees in the Building and the LESSEE agrees to abide thereby.

            19A. PARAGRAPH HEADINGS. The paragraph headings throughout this instrument are for convenience and reference only, and the words contained therein shall in no way be held to explain, modify, amplify or aid in the interpretation, construction or meaning of the provisions of this Lease.

            20. BROKER. The LESSOR and LESSEE each represent and warrant to the other that each has had no dealings with any Brokers concerning this Lease, except LYNCH, MURPHY, WALSH & PARTNERS and FALLON, HINES & O'CONNOR and each party agrees to indemnify and hold the other harmless for any damages occasioned to the other by reason of a breach of this representation and warranty.

      LESSOR shall be responsible for a leasing commission to each of such brokers listed above, and for a commission, if any, due such listed brokers, if LESSEE extends the term of this Lease as provided herein.

            21. ESTOPPEL CERTIFICATE. LESSOR and LESSEE each agree at any time from time to time, upon not less than ten (10) days prior notice to execute, acknowledge and deliver to the other, a statement in writing, certifying to the extent possible that this

Lease is unmodified and in full force and effect or if there have been modifications. That the same is in full force and effect as modified and stating such modifications and otherwise certifying if there exists any default under the terms of this Lease and such other information as may be reasonably requested concerning this Lease by the other party or any other third party with a bona fide interest. Should either party fail to deliver to the other party any such statement within ten (10) days of receipt of a written notice requesting any such statement, the party failing to deliver any such statement shall pay to the requesting party, the sum of $500.00 per day (as liquidated damages and not as a penalty) for each day after such tenth (10th) day during which such failure continues.

            22. NOTICE. Any notice from the LESSOR to the LESSEE relating to the Leased Premises or to the occupancy thereof shall be deemed duly served, if in writing and mailed by registered or certified mail, return receipt requested, postage prepaid, addressed to the LESSEE,

                      LeukoSite, Inc.
                      215 First Street
                      Cambridge, MA 02142

      with a copy to:

                      Bingham, Dana & Gould
                      150 Federal Street
                      Boston, MA 02210
                      Attn: Douglas M. Henry

Any notice from the LESSEE to the LESSOR relating to the Leased Premises or to the occupancy thereof, shall be deemed duly served, if in writing and mailed to the LESSOR by registered or certified mail, return receipt requested, postage prepaid, addressed to the LESSOR at such address as the LESSOR may from time to time advise in writing, the following now being designated:

                      Athenaeum Realty Nominee Trust
                      The Athenaeum Group
                      215 First Street
                      Cambridge, Massachusetts 02142

            23. SURRENDER. Subject to the provisions of the Landlord's Waiver and Consent, which LESSOR agrees to execute for the benefit of LESSEE's equipment lessor, substantially in the form attached hereto as Exhibit __ , the LESSEE shall at the expiration or other termination of this Lease yield up and peaceably surrender all portions of the Leased Premises to LESSOR and shall remove all LESSEE'S goods and effects therefrom (including, without hereby limiting the generality of the foregoing, all signs and lettering affixed or painted by the LESSEE, either inside or outside the Leased Premises). LESSEE shall deliver to the LESSOR the Leased Premises and all keys, locks thereto, and all fixtures, alterations and additions made to or upon the Leased Premises, except for moveable partitions and furnishings installed at the LESSEE'S expense, in the same condition as they were at the commencement of the term, or as they were put in during the term hereof, reasonable wear and tear and damage by fire, other casualty or eminent domain and matters for which the LESSOR is responsible hereunder only excepted. All moveable partitions and furnishings, and so long as LESSEE has expended $1.7 million dollars in Tenant Improvements, those items specified on Exhibit __ attached to this Lease, installed in the Leased Premises at the LESSEE's expense prior to or during the term of the Lease may be removed by the LESSEE at the expiration or other termination of the Lease. The LESSEE shall, at its expense, promptly repair any and all damage to the Leased Premises resulting from such removal. In the event of the LESSEE'S failure to remove any of the LESSEE'S property from the Leased Premises, LESSOR is hereby authorized, upon fifteen (15) days written notice to the LESSEE without liability to LESSEE for loss or damage thereto, and at the sole risk of LESSEE, to remove and store any of the property at LESSEE's sole cost and expense. It is expressly acknowledged and understood by the parties that the Tenant Improvements and built in equipment, such as fume hoods, installed at the commencement of this Lease to the first and second floor of the Leased Premises and the Supplemental Space Tenant Improvement Work, (as distinguished from moveable partitions, personal property, or the capital equipment listed on Exhibit __), shall become the property of the LESSOR at the expiration or sooner termination of this Lease. Moreover, it is expressly agreed, in the event of an uncured default, that the items on Exhibit __, may not be removed by LESSEE, but shall become the property of the LESSOR.

            24. OPTION TO EXTEND. If the LESSEE is not then in default, LESSOR does hereby grant to LESSEE the option to extend this Lease for two (2) additional five (5) year term, commencing on the expiration of the initial term and the expiration of the first extended term, as the case may be, upon the same terms and conditions as herein contained except the annual base rent set forth in paragraph 4 hereof shall be at the rate set forth below.

      The annual rent for the first-extended term shall be the sum of the following:

            (i) $317,484.00 per year (calculated as 24,268 square feet of space on the first and second floors at $13.00 per square foot plus 200 square feet of space in the basement at $10.00 per square foot); plus

            (ii) the annual fair value of the parking spaces made available to LESSEE, all to be reasonably determined by LESSOR ("Outdoor Parking"); it being expressly understood and agreed by the parties that the first five (5) spaces taken by LESSEE shall be at no cost or charge to LESSEE.

      The annual rent for the second extended term (the "Second Extended Term") shall be adjusted at the commencement of the Second Extended Term and shall be ninety (90%) percent of the then fair market rental (the "Market Rent") of the Leased Premises plus the annual fair value of LESSEE's Outdoor Parking spaces as reasonably determined by LESSOR; it being expressly understood and agreed by the parties that the first five (5) spaces taken by LESSEE shall be at no cost or charge to LESSEE. Market Rent shall be determined as set forth on Exhibit E to this Lease.

      Notwithstanding the foregoing, in no event shall the annual base rent for the second extended term be less than the annual base rent for the last year of the first extended term.

      The option shall be exercised by written notice from LESSEE and received by LESSOR at least four (4) months prior to the expiration of the initial term or the first extended term, as the case may be.

            25. OPTION TO EXPAND. Provided LESSEE is not then in default of the terms of this Lease, LESSEE shall have the option to lease additional space on the third floor in the Building, (15,383 square feet now occupied by Inscribe or 24,150 currently unoccupied - (hereinafter Option Space) on the terms and conditions as set forth in this Lease except that the Base Rent shall be the fair Market Rent for the Option Space. In the event LESSEE properly exercises its option to lease the Option Space, the Option Space shall automatically be included in and become a part of the Leased Premises from and after the date on which the Option Space is included within the Leased Premises; all of the terms, provisions, conditions and covenants contained in this lease shall apply thereto, except with respect to Base Rent for the Option Space and further, all of the terms defined in this Lease shall then be automatically adjusted accordingly (including appropriate CAO calculations), so that, for example, the term "Leased Premises" whenever used herein shall then and thereafter apply to such Option space.

      LESSEE acknowledges that some portion of the Option Space is currently under written lease agreement and that the existing tenant has some rights with respect to such Option Space (which rights are summarized on Exhibit F attached hereto) and that LESSEE's rights hereunder are subject to the rights of tenants currently occupying a portion of the Option Space.

      If the current tenant does not exercise its rights with respect to a portion of the Option Space, LESSOR agrees that prior to accepting any proposal for lease of the now occupied portion of the Option Space or the remainder of the Option Space, LESSOR shall give LESSEE written notice to LESSEE of the proposed terms for rental of the then available Option Space. LESSEE shall have fourteen (14) business days following receipt of LESSOR's notice, to elect by written notice received by LESSOR within said fourteen (14) business days of the receipt of such notice to add such space to the Leased Premises. In the event LESSEE fails to properly exercise its option to lease the Option Space, such option shall thereafter terminate and LESSOR shall thereafter be free to lease the Option Space to other parties.

            26. HAZARDOUS WASTE IDENTITY. LESSEE hereby agrees to indemnify and hold LESSOR harmless from and against any and all demands, claims, actions, losses, damages and liabilities (the "Claims"), which may be imposed on, asserted against or incurred by LESSOR arising from or out of LESSEE's use and occupancy of the demised premises, including, without limitation, any and all liabilities pertaining to any present or future use (within the term of this Lease) in violation of any Federal, state, local or other laws, relating to pollution or protection of the environment, including, without limitation, laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment (including, without limitation, ambient air, surface, water, ground water, land surface or subsurface strata) or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes.

      If any action or proceeding is brought against LESSOR by reason of any claim, LESSEE, upon notice from LESSOR, shall defend such action or proceeding by counsel reasonably satisfactory to LESSOR, and LESSEE shall pay all reasonable expenses incurred in connection with defending against such action or proceeding.

            27. MISCELLANEOUS.

      (a) The LESSOR reserves the right to assign or transfer any and all of its right, title and interest under the Lease, including but not limited to the benefit of all covenants of the LESSEE hereunder. Notwithstanding anything contained in this Lease to the contrary. It is specifically understood and agreed that the obligations imposed upon The LESSOR hereunder shall be binding upon the LESSOR and LESSOR's successors in interest only with respect to breaches occurring during LESSOR's and LESSOR's successors' ownership of LESSOR's interest hereunder and LESSOR and its said successors in interest shall not be liable for acts and occurrences arising from and after the transfer of their interest as LESSOR hereunder.

            (b) Notwithstanding any other provision of this Lease to the contrary, LESSOR shall have the right to sublet the Supplemental Space for a short term rental to expire prior to the commencement of the fourth year of the initial term. To the extent as part of such short term rental, LESSOR receives rental income from the short term lessee, said rental income shall reduce LESSEE's required CAO reimbursements for the Supplemental Space which would have otherwise been due as of the commencement of the third year of the initial term. During any time when LESSOR is unable to lease the Supplemental Space on a short term basis, LESSEE shall have the right to use the Supplemental Space for storage; provided that LESSEE pay any utility or operating costs associated with the use of the Supplemental Space for storage.

            (c) This Lease shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, as the same may from time to time exist.

            (d) This Lease contains all of the agreements of the parties with respect to the subject matter thereof and supersedes all prior oral and written negotiations and dealings between them with respect to such subject matter. The agreement of the parties contained in this Lease shall not be modified or amended unless such modification or amendment is in writing and signed by the parties.

            (e) The LESSEE acknowledges that LESSEE has not been influenced to enter into this Lease nor has it relied upon any warranties or representations not set forth or incorporated in this Lease or previously made in writing.

            The undersigned Trustees of Athenaeum Realty Nominee Trust do hereby certify that they each were authorized by all of the beneficiaries of said Trust to execute and acknowledge the within Lease on behalf of the Trust.

      IN WITNESS WHEREOF, the LESSOR and LESSEE have hereunto set their hands and common seals this eighth day of June, 1994.


ATHENAEUM REALTY NOMINEE TRUST

/s/ Robert A. Jones                          /s/ Allan R. Jones
----------------------------                 ----------------------------
ROBERT A. JONES, Trustee                     WITNESS


/s/ K. George Narjarian                      /s/ Allan R. Jones
----------------------------                 ----------------------------
K. GEORGE NARJARIAN, Trustee                 WITNESS


LEUKOSITE, INC.

BY: /s/ C.S. Mirabelli
----------------------------                 ----------------------------
PRESIDENT, duly authorized                   WITNESS


BY: /s/ Robert E. Gallahue
----------------------------                 ----------------------------
duly authorized                              WITNESS
CONTROLLER

                             [LETTERHEAD OF AETNA]

                                                                       EXHIBIT G
July 1, 1994

Allan Jones
The Athenaem Group
215 First Street
Cambridge, MA 02142


RE:    AETNA LOAN NO. 197502
       215 FIRST STREET
       LEUKOSITE PROPOSED LEASE

Dear Allan:

As discussed, the attached Landlord and Mortgagee Waiver and Consent is acceptable to Aetna, with the security deposit

Do not hesitate to contact me if you have any questions.


Sincerely,

/s/ Peter S. Atwood

Peter S. Atwood
Investment Officer

cc:  T. Solecki
     T. Stressinger

                    Landlord and Mortgagee Waiver and Consent

      THIS Waiver and Consent, dated as of the ________ day of _____, 19 __ made by _____________ (the "Landlord"), and _________________ (the "Mortgagee");

WITNESSETH:

      WHEREAS, Landlord and Mortgagee have an interest in the real property commonly known as __________________________ and legally described in Schedule A attached hereto, (the "Real Property"); and

      WHEREAS, Comdisco, Inc. (the "Lessor") has leased those certain items of equipment of the general type (the ("Equipment"), described in Schedule B attached hereto, on the Real Property and pursuant to the Master Lease Agreement dated as of ________ and associated Equipment Schedule No. VL-1 and associated summary schedules (collectively the "Lease") by and between Lessor and _____________ (the "Lessee"); and

      WHEREAS, Lessor must provide this Waiver and Consent to its secured party to assign and finance rentals of the Lease;

      NOW, THEREFORE, for good and sufficient consideration, receipt of which is hereby acknowledged, the Landlord and Mortgagee hereby agrees as follows:

      1. The Landlord and Mortgagee consent to the installation of the Equipment on the Real Property and shall permit Lessor or its designee to enter upon the Real Property for the purposes of exercising its rights it may have under the terms of the Lease, or otherwise including, the right to remove Equipment pursuant to the terms thereof.

      2. The Equipment shall remain Personal Property and shall not be considered part of the Real Property or a fixture regardless of whether or by what means it is or may become attached or affixed to the Real Property.

      3. The Landlord and Mortgagee waives and relinquishes unto the Lessor or its assignee all claims and demands of every kind or nature whatsoever that the Landlord or Mortgagee may now have or may hereafter acquire against the Equipment, under present or future provisions of law or equity.

      4. This Waiver and Consent shall be binding upon the Landlord and Mortgagee and their respective heirs, personal representatives, successors and assigns and shall enure to the benefit of Lessor, its successors and assigns.

      In addition to the Equipment to be installed upon the Real Property Lessor shall be financing certain tenant improvements that Lessee shall be making to the Real Property. In the event of a default by Lessee under the terms and conditions of the lease of the Real

Property, Landlord shall give Lessor and Landlord's mortgagee written notice of such default. Within sixty days of receipt of such notice Lessor shall have the option to assume the lease of the Real Property and pay from the date of Landlord's written notice to Lessor, the same rent owed by Lessee under the same terms and conditions as agreed to by Lessee under the lease of the Real Property. Lessor's responsibility for payment of rent for the period before it assumes the Real Property lease shall not exceed a period of the prior sixty
(60) days.

      IN WITNESS WHEREOF, by execution hereof the undersigned have accepted and agreed to this Waiver and Consent as of the date first written above.

_____________________________,          the Landlord

                                        By:_____________________________________

                                        Title:__________________________________

_____________________________,          the Mortgagee

                                        By:_____________________________________

                                        Title:__________________________________

                                  Schedule A to
                    Landlord and Mortgagee Waiver and Consent
                        dated as of ____________________


                       Legal Description of Real Property

                                                                     Initialled:

                                                          ______________Landlord

                                                         ______________Mortgagee

                                  Schedule B to
                    Landlord and Mortgagee Waiver and Consent
                         dated as of____________________


                           Equipment on Real Property

Item No.    Machine Type      Model/Feature           Serial No.    Description
--------    ------------      -------------           ----------    -----------



                                                                     Initialled:

                                                          ______________Landlord

                                                         ______________Mortgagee

                                     [LOGO]

                       [LETTERHEAD OF THE ATHENAEUM GROUP]


June 30, 1994                                                   VIA FAX 278-5910
                                                                AND U.S. MAIL
Mr. Robert Gallahue
Controller
LeukoSite Inc.
800 Huntington Avenue
Boston, MA 02115

RE: First Addendum to Lease Between LeukoSite Inc. ("LESSEE") and Athenaeum Realty Nominee Trust ("LESSOR") at 215 First Street Cambridge, Massachusetts.

Dear Bob,

Following up our discussions, this letter, when executed by the authorized officers (President and Controller) of LeukoSite Inc. shall be the First Amendment to the above-referenced lease. The following paragraph shall be amended into the lease:

"28. SECURITY DEPOSIT. Upon execution of the equipment waiver by LESSOR and its mortgagee, LESSEE shall deposit THIRTY-THREE THOUSAND ($33,000.00) DOLLARS with the LESSOR as security for LESSEE'S payment of rent and performance of its other obligations under this Lease and any renewals or extensions of this Lease, until such time as the Tenant Improvement Line of Credit between LESSEE and its lender has been fully repaid and Comdisco no longer has an option to assume this lease. If LESSEE defaults in its payment of rent or performance of its other obligations under this Lease, LESSOR may use all or part of the security deposit for the payment of rent or any other amount in default, or for the payment of any other amount

                                     [LOGO]

Page 2
Mr. Robert Gallahue
June 30, 1994

that LESSOR may spend or become obligated to spend by reason of LESSEE'S default, or for the payment to LESSOR or any other loss or damage that LESSOR may suffer by reason of LESSEE'S default. If LESSOR so uses any portion of the security deposit, LESSEE will restore the security deposit to its original amount within five (5) days after written demand from LESSOR. The security deposit will not be a limitation on LESSOR'S damages or other rights under this Lease, or a payment of liquidated damages, or an advance of the rent. If LESSEE pays the rent and performs all of its other obligations under this Lease, LESSOR will return the unused portion of the security deposit to LESSEE within thirty
(30) days after LESSEE'S surrender of the Leased Premises in accordance with the terms of this Lease or such earlier time as provided for above, however, if LESSOR has evidence that the security deposit has been assigned by LESSEE to an assignee of the Lease, LESSOR will return the security deposit to the assignee. LESSOR shall not pledge or otherwise encumber the security deposit except in connection with an assignment of all LESSOR'S rights and obligations under this lease and only then on the condition assignee agrees in writing to

                                     [LOGO]

Page 3
Mr. Robert Gallahue
June 30, 1994

recognize all rights and privileges of LESSEE under this Lease and to be bound by all terms and conditions of this LEASE.

      Said security deposit shall be held by LESSOR for the benefit of LESSEE in an insured (for the full amount of the deposit), interest bearing account with any interest thereon paid to LESSEE on a semi-annual basis."

      Please have this letter executed and returned to me as soon as possible. I will then get a signed counterpart back to you.

Thank you.

Sincerely,

/s/ Allan R. Jones

Allan R. Jones
Partner

ARJ:emg

AGREED TO BY:

     LeukoSite Inc.:

 BY: /s/ C.S. Mirabelli
    --------------------------
    President, Duly Authorized

    /s/ Bob Gallahue
    --------------------------
    Controller, Duly Authorized

                                     [LOGO]

Page 4
Mr. Robert Gallahue
June 30, 1994


Athenaeum Realty Nominee Trust:


/s/ Robert A. Jones
---------------------------
Robert A. Jones, Trustee


/s/ K. George Najarian
---------------------------
K. George Najarian, Trustee

                                    EXHIBIT A

                                "LEASED PREMISES"

                                [GRAPHIC OMITTED]

THE ATHENAEUM HOUSE
215 First Street, Cambridge       First Floor

                                    EXHIBIT A

                                "LEASED PREMISES"

                                [GRAPHIC OMITTED]

THE ATHENAEUM HOUSE
215 First Street, Cambridge       Second Floor

                                    EXHIBIT A

                                "LEASED PREMISES"

                                [GRAPHIC OMITTED]

THE ATHENAEUM HOUSE
215 First Street, Cambridge       Lower Level

                                    EXHIBIT B

                                      "LOT"

                                [GRAPHIC OMITTED]

THE ATHENAEUM HOUSE
215 First Street, Cambridge       First Floor

                                    EXHIBIT C

                    Landlord and Mortgagee Waiver and Consent


      THIS Waiver and Consent; dated as of the _______ day of ______, 19___ made by _____________ (the "Landlord"), and ________________ (the "Mortgagee");

      WITNESSETH:

      WHEREAS, Landlord and Mortgagee have an interest in the real property commonly known as _____________________ and legally described in Schedule A attached hereto, (the "Real Property"); and

      WHEREAS, Comdisco, Inc. (the "Lessor") has leased those certain items of equipment of the general type (the ("Equipment"), described in Schedule B attached hereto, on the Real Property and pursuant to the Master Lease Agreement dated as of ________ and associated Equipment Schedule No. VL-1 and associated summary schedules (collectively the "Lease") by and between Lessor and _____________ (the "Lessee"); and

      WHEREAS, Lessor must provide this Waiver and Consent to its secured party to assign and finance rentals of the Lease;

      NOW, THEREFORE, for good and sufficient consideration, receipt of which is hereby acknowledged, the Landlord and Mortgagee hereby agrees as follows:

      1. The Landlord and Mortgagee consent to the installation of the Equipment on the Real Property and shall permit Lessor or its designee to enter upon the Real Property for the purposes of exercising its rights it may have under the terms of the Lease, or otherwise including, the right to remove Equipment pursuant to the terms thereof.

      2. The Equipment shall remain Personal Property and shall not be considered part of the Real Property or a fixture regardless of whether or by what means it is or may become attached or affixed to the Real Property.

      3. The Landlord and Mortgagee waives and relinquishes unto the Lessor or its assignee all claims and demands of every kind or nature whatsoever that the Landlord or Mortgagee may now have or may hereafter acquire against the Equipment, under present or future provisions of law or equity.

      4. This Waiver and Consent shall be binding upon the Landlord and Mortgagee and their respective heirs, personal representatives, successors and assigns and shall enure to the benefit of Lessor, its successors and assigns.

      In addition to the Equipment to be installed upon the Real Property Lessor shall be financing certain tenant improvements that Lessee shall be making to the Real Property. In the event of a default by Lessee under the terms and conditions of the lease of the Real

Property, Landlord shall give Lessor and Landlord's mortgagee written notice of such default. Within sixty days of receipt of such notice Lessor shall have the option to assume the lease of the Real Property and pay from the date of Landlord's written notice to Lessor, the same rent owed by Lessee under the same terms and conditions as agreed to by Lessee under the lease of the Real Property. Lessor's responsibility for payment of rent for the period before it assumes the Real Property lease shall not exceed a period of the prior sixty
(60) days.

      IN WITNESS WHEREOF, by execution hereof the undersigned have accepted and agreed to this Waiver and Consent as of the date first written above.

_____________________________,          the Landlord

                                        By:_____________________________________

                                        Title:__________________________________

_____________________________,          the Mortgagee

                                        By:_____________________________________

                                        Title:__________________________________

                                  Schedule A to
                    Landlord and Mortgagee Waiver and Consent
                         dated as of____________________

                       Legal Description of Real Property

                                                                      Initialed:

                                                          ______________Landlord

                                                         ______________Mortgagee

                                  Schedule B to
                    Landlord and Mortgagee Waiver and Consent
                         dated as of____________________

                           Equipment on Real Property

Item No.    Machine Type      Model/Feature           Serial No.    Description
--------    ------------      -------------           ----------    -----------


                                                                     Initialled:

                                                          ______________Landlord

                                                         ______________Mortgagee

                                    EXHIBIT D

                     LESSEE'S Equipment Eligible For Removal

Cage Washer                                                             $35,000.
Generator, Steam                                                          8,000.
Glassware Washer                                                         25,000.
Sterilizers (3)                                                         112,000.
Ice Machine                                                               3,000.
Dishwasher, Domestic                                                        700.
Stove/Oven/Microwave                                                      1,000.
Emergency Generator                                                      35,000.
                                                                      ----------
Total                                                                  $219,700.
                                                                      ==========

                                    EXHIBIT E

                        DETERMINATION OF FAIR MARKET RENT

      In the event LESSEE gives timely extension notice in accordance with the provisions of Paragraph 24 hereof and the parties are unable to agree as to the fair market rent within thirty (30) days after the receipt of LESSEE'S extension notice, then LESSOR and LESSEE may initiate the appraisal process provided for herein by giving notice to that effect to the other, and the party so initiating the appraisal process (the "Initiating Party") shall specify in such notice the name and address of the person designated to act as an appraiser on its behalf. Within thirty (30) days after the designation of the appraiser, the other party (the "Other Party") shall give notice to the Initiating Party specifying the name and address of the person designated to act as an appraiser on its behalf. The two appraisers as chosen shall meet within ten (10) days after the second appraiser is appointed and shall exchange their determinations as to fair market value rents. If the determinations are within ten percent (10%) of each other, the fair market rent shall be the average of the two determinations. If, within ten (10) days after the second appraiser is appointed, their determinations of fair market rent are greater than ten percent and the two appraisers are unable to agree on a fair market rent, then on the second Business Day following the close of such ten (10) day period, the two appraisers shall, within thirty (30) days after the second appraiser is appointed, together appoint a third appraiser. In the event of their being unable to agree upon such appointment within forty (40) days after the appointment of the second appraiser, the third appraiser shall be selected by the parties themselves if they can agree thereon within a further period of fifteen (15) days. If the parties do not so agree, then either party, on behalf of both and on notice to the other, may request such appointment by the President of the Greater Boston Real Estate Board (or organization successor thereto) and request him to select an impartial third arbitrator. Within five
(5) days after the appointment of the third appraiser, the first appraiser and second appraiser shall submit to such third appraiser their respective determinations of the fair market rent as described in the immediately preceding clause. Such third appraiser shall, within fifteen (15) days after the end of such five (5) day period, choose a fair market rent specified which is not less than the lowest fair market determination submitted by the other two appraisers nor more than the highest fair market determination, submitted by the other two appraisers. The fair market rent determined by the third appraiser in accordance with the procedure set forth herein conclusively be deemed to be the fair market rent.

      Each party shall pay the fees and expenses of the appraiser selected by it. The fees and expenses of the third appraiser shall be borne by the parties.

      Under no circumstances may the appraisers modify or disregard any provision of this Lease and the jurisdiction of the appraisers is restricted accordingly. The appraisers shall include the fair market rent such cost escalators as are then customary and appropriate. Fair Market Rental Value is intended to be calculated in a fair and comprehensive manner so that Landlord shall achieve, and Tenant shall pay based upon, an amount which is no less than the same net rental which Landlord would actually receive upon a re-letting of the applicable space in an arms' length transaction to an unrelated third party tenant where neither party is under any compulsion or undue influence. In no event shall the Base Rent payable for the Second Extended Term be less than the Base Rent payable for the last year of the First Extended Term.

      In the event LESSOR or LESSEE initiates the appraisal process pursuant to this Paragraph and as of the commencement of the Extension Term the amount of the fair market rent has not been determined, LESSEE shall pay the amount specified by the LESSOR's appraiser, and when the final determination has been made, it shall be retroactive as of the commencement date of the Extension Term and any excess shall be credited by LESSOR to LESSEE as against the next monthly Base Rent payment or payments.

                                    EXHIBIT F

             Rights Of Existing Tenant With Respect To Option Space

Inscribe Inc. currently leases 15,383 RSF covered under LESSEE'S expansion rights. Inscribe's current lease expiration date is 9/30/95, and it has one (1) option to extend its lease for one (1) year upon three (3) months prior written notice.

                                     [LOGO]


                        LETTERHEAD OF THE ATHENAEUM GROUP

February 26, 1997

Robert E. Gallahue, Controller
LeukoSite
215 First Street
Cambridge, MA 02142-1268

Re:   ADDITIONAL BUILT OUT SPACE ON CURRENTLY-LEASED PREMISES

Dear Bob,

In accordance with Paragraph 4 of your existing lease, this letter is to notify LeukoSite that rent commencement on the newly-built out conference space on the first floor began as of November 24, 1996 (date the certificate of occupancy was received). We have confirmed that the additional space contains 850 square feet.

Under the terms of your Lease, this commencement will increase your base rent by $9,350.00 per annum or 3779.17 monthly and will increase your proportionate building share from 8.59 percent to 8.88 percent. As a result, your monthly payments will be as follows:

Base Rent                                                --           $35,830.20
Common Area                                              --             4,344.00
Real Estate Taxes                                        --             4,097.00
                                                                      ----------
         Total                                                        344.271.20
                                                                      ==========

Therefore, due and payable immediately is $2,485.14, representing charges due from November 24, 1996 through February 28, 1997.

                                     [LOGO]


Robert E. Gallahue, Controller
Page two
February 26, 1997

As of March 1, your new monthly rent shall be $44,271.20. This will subsequently change again on April 1, 1997 in order to reflect recently-billed adjustments for common area costs and real estate taxes. Please do not hesitate to contact myself or Michael Reardon with any questions.

Sincerely,


/s/ Allan R. Jones

Allan R. Jones
Partner

ARJ:rmf
cc: Michael T. Reardon

                               [GRAPHIC OMITTED]

                            SECOND AMENDMENT TO LEASE

LESSOR:        ATHENAEUM PROPERTY LLC

LESSEE:        LEUKOSITE INC.

DATE OF LEASE: JUNE 8, 1994;
               FIRST ADDENDUM TO LEASE JUNE 30, 1994

PREMISES:      215 FIRST STREET, CAMBRIDGE, MA

      For Good and Valuable Consideration, the receipt and sufficiency of which are hereby acknowledged, the Lease between ATHENAEUM PROPERTY LLC as LESSOR and LEUKOSITE INC. as LESSEE dated June 8, 1994 is hereby amended for the second time, as follows:

      1.    EXPANDED LEASED PREMISES.

            Effective December 23, 1997 (the "Effective Date"), the premises presently leased to LESSEE ("LEASED PREMISES") shall be expanded to include approximately two thousand three hundred (2,300) rentable square feet ("EXPANDED LEASED PREMISES") more or less, on the first floor of the Building located at 215 First Street in Cambridge, MA and as shown on Exhibit A.

      2.    TERM The term of the LEASE will remain unchanged.

      3.    RENT

            The Base Rent for the LEASED PREMISES shall be increased as of the Effective Date by $46,000 per annum (calculated as 2,300 square feet times $20.00 per rentable square feet).

      4.    RENT ADJUSTMENT

            As of the Effective Daze, the rent adjustment percentage in Paragraph 5.1 of the Lease shall be increased for Real Estate Taxes and Common Area Operating expenses to 9.39% (formerly 8.59%).

      5.    TENANT UTILITIES

            All LESSEE's utilities will be separately metered or billed on a pro-rata basis.

      6.    CONDITION OF EXPANDED LEASED PREMISES.

            LESSOR shall deliver the EXPANDED LEASED PREMISES to LESSEE in its current "as is" condition.

      7.    LESSEE's RIGHT TO REDUCE LEASED PREMISES.

            Provided LESSEE is not then in default beyond applicable notice and grace periods, LESSEE shall have the right, upon ninety (90) days' prior notice to LESSOR, to reduce the LEASED PREMISES to the original LEASED PREMISES size (24,468 rentable square feet). Upon said reduction, the Base Rent shall be reduced by $46,000 per annum and the rent adjustment percentage with respect to Paragraph 5 of the LEASE shall revert to 8.59%.

      8.    LESSOR's RIGHT TO REDUCE THE LEASED PREMISES.

            LESSOR shall have the right, upon ninety (90) days' prior written notice to LESSEE, to reduce the LEASED PREMISES to the ORIGINAL LEASED PREMISES but in no event shall LESSOR cause the reduction to occur prior to December 23, 1998. Upon said reduction, the Base Rent shall be reduced by $46,000 per annum and the rent adjustment percentage with respect to Paragraph 5 of the Lease shall revert to 8.59%.

      9. LESSEE'S OPTION TO ELIMINATE THE LESSOR AND LESSEE's RIGHT TO REDUCE LEASE PREMISES:

            If LESSEE is not then in default, has not received written notice from LESSOR (pursuant to Paragraph 8 above) that the EXPANDED LEASED PREMISES will be returned to LESSOR and has not notified LESSOR that it will give back the EXPANDED LEASED PREMISES (pursuant to Paragraph 7 above), LESSEE shall have the right to eliminate both the LESSOR and the LESSEE's right to reduce the LEASED PREMISES (i.e. eliminate Paragraphs 7 and 8 above). Upon receipt in writing of LESSEE's election of this option, LESSOR shall provide LESSEE with a $10,000 tenant improvement allowance for work to be done on the EXPANDED LEASED PREMISES. Once this election is made by LESSEE, the EXPANDED LEASED PREMISES will permanently be part of the LEASED PREMISES and part of LESSEE's LEASED PREMISES with respect to elections to extend the LEASE. Under such an election, the Option Base Rent on the

            EXPANDED LEASED PREMISES shall be Fair Market Value as reasonably set by LESSOR but in no event less than $46,000 per annum.

      10.   BROKER

            The LESSOR and LESSEE each represent and warrant to the other that each has had no dealings with any Brokers concerning this lease other than Robert A. Jones & Company and each party agrees to indemnify and hold the other harmless for any damages occasioned to the other by reason of a breach of this representation and warranty.

Except as herein expressly amended, the above-described LEASE shall remain unaltered, in full force and effect, and is hereby reaffirmed.

WITNESS our hands and seals this 16th day of October, 1997.

LESSOR:
ATHENAEUM PROPERTY LLC

By: /s/ Allan R. Jones                        /s/ [ILLEGIBLE]
    -----------------------------             ---------------
        Allan R. Jones, President             WITNESS
        Athenaeum F.A. Inc.
        Managing Member

LESSEE:
LEUKOSITE INC.

By: /s/ [ILLEGIBLE]                           /s/ [ILLEGIBLE]
    -----------------------------             ---------------
    President                                 WITNESS
    (Duly Authorized)


By: /s/ [ILLEGIBLE]                           /s/ [ILLEGIBLE]
    -----------------------------             ---------------
    Treasurer                                 WITNESS
    (Duly Authorized)

                               EXHIBIT [ILLEGIBLE]

                           "EXPANDED LEASED PREMISES"

                                [GRAPHIC OMITTED]

THE ATHENAEUM HOUSE
215 First Street, Cambridge       First Floor

                            THIRD AMENDMENT TO LEASE

LESSOR:          ATHENAEUM PROPERTY LLC

LESSEE:          LEUKOSITE INC.

DATE OF LEASE:   JUNE 8, 1994;
                 FIRST ADDENDUM TO LEASE JUNE 30,1994
                 SECOND AMENDMENT TO LEASE OCTOBER 16, 1997

PREMISES:        215 FIRST STREET, CAMBRIDGE, MA

For Good and Valuable Consideration, the receipt and sufficiency of which are hereby acknowledged, the Lease between ATHENAEUM PROPERTY LLC as LESSOR and LEUKOSITE INC. as LESSEE dated June 8, 1994 is hereby amended for the third time, as follows:

      1.    EXPANDED LEASED PREMISES.

            Effective March 1, 1998 (the "Effective Date"), the premises presently leased to LESSEE ("LEASED PREMISES") shall be expanded to include approximately four thousand (4,000) rentable square feet ("EXPANDED LEASED PREMISES") more or less, on the second floor of the Building located at 215 First Street in Cambridge, MA and as shown on Exhibit A.

      2.    TERM

            The term of the LEASE will remain unchanged.

      3.    RENT

            The Base Rent for the LEASED PREMISES shall be increased as of the Effective Date by $80,000 per annum (calculated as 4,000 square feet times $20.O0 per rentable square feet).

      4.    RENT ADJUSTMENT

            As of the Effective Date, the rent adjustment percentage in Paragraph 5.1 of the Lease shall be increased for Real Estate Taxes and Common Area Operating expenses to 10.80% (formerly 9.39%).

      5.    TENANT UTILITIES.

            All LESSEE'S utilities will be separately metered or billed on a pro-rata basis.

      6.    CONDITION OF EXPANDED LEASED PREMISES.

            LESSOR shall deliver the EXPANDED LEASED PREMISES to LESSEE in its current "as is" condition.

      7.    OPTION RENT

            The Base Rent on the EXPANDED LEASED PREMISES in the event LESSEE elects to exercise any extension options under the LEASE shall be Fair Market Value as reasonably set by LESSOR but in no event less than $80,000 per annum.

      8.    BROKER

            The LESSOR and LESSEE each represent and warrant to the other that each has had no dealings with any Brokers concerning this lease other than Fallon, Hines & O'Connor and Robert A. Jones & Company and each party agrees to indemnify and hold the other harmless for any damages occasioned to the other by reason of a breach of this representation and warranty. LESSOR shall pay a commission to Fallon, Hines & O'Connor.

      9.    PARKING

            LESSEE shall have the additional right to park four (4) cars in lots as designated by LESSOR at fair market value as determined by LESSOR.

Except as herein amended, the above-described LEASE shall remain unaltered, in full force and effect, and is hereby reaffirmed.

WITNESS our hands and seals this 9th day of February 1998.

LESSOR:
ATHENAEUM PROPERTY LLC

By: /s/ Allan R. Jones                        /s/ [ILLEGIBLE]
    -----------------------------             ---------------
        Allan R. Jones, President             WITNESS
        Athenaeum F.A. Inc.
        Managing Member

LESSEE:
LEUKOSITE INC.

By: /s/ [ILLEGIBLE]                           /s/ [ILLEGIBLE]
    -----------------------------             ---------------
    President                                 WITNESS
    (Duly Authorized)


By: /s/ [ILLEGIBLE]                           /s/ [ILLEGIBLE]
    -----------------------------             ---------------
    Treasurer                                 WITNESS
    (Duly Authorized)

                               EXHIBIT [ILLEGIBLE]

                           "EXPANDED LEASED PREMISES"

                                [GRAPHIC OMITTED]

THE ATHENAEUM HOUSE
215 First Street, Cambridge       Second Floor

                            THIRD AMENDMENT TO LEASE

LESSOR:          ATHENAEUM PROPERTY LLC

LESSEE:          LEUKOSITE INC.

DATE OF LEASE:   JUNE 8, 1994;
                 FIRST ADDENDUM TO LEASE JUNE 30,1994
                 SECOND AMENDMENT TO LEASE OCTOBER 16, 1997

PREMISES:        215 FIRST STREET, CAMBRIDGE, MA

For Good and Valuable Consideration, the receipt and sufficiency of which are hereby acknowledged, the Lease between ATHENAEUM PROPERTY LLC as LESSOR and LEUKOSITE INC. as LESSEE dated June 8, 1994 is hereby amended for the third time, as follows:

      1.    EXPANDED LEASED PREMISES.

            Effective March 1, 1998 (the "Effective Date"), the premises presently leased to LESSEE ("LEASED PREMISES") shall be expanded to include approximately four thousand (4,000) rentable square feet ("EXPANDED LEASED PREMISES") more or less, on the second floor of the Building located at 215 First Street in Cambridge, MA and as shown on Exhibit A.

      2.    TERM

            The term of the LEASE will remain unchanged.

      3.    RENT

            The Base Rent for the LEASED PREMISES shall be increased as of the Effective Date by $80,000 per annum (calculated as 4,000 square feet times $20.O0 per rentable square feet).

      4.    RENT ADJUSTMENT

            As of the Effective Date, the rent adjustment percentage in Paragraph 5.1 of the Lease shall be increased for Real Estate Taxes and Common Area Operating expenses to 10.80% (formerly 9.39%).

      5.    TENANT UTILITIES.

            All LESSEE's utilities will be separately metered or billed on a pro-rata basis.

      6.    CONDITION OF EXPANDED LEASED PREMISES.

            LESSOR shall deliver the EXPANDED LEASED PREMISES to LESSEE in its current "as is" condition.

      7.    OPTION RENT

            The Base Rent on the EXPANDED LEASED PREMISES in the event LESSEE elects to exercise any extension options under the LEASE shall be Fair Market Value as reasonably set by LESSOR but in no event less than $80,000 per annum.

      8.    BROKER

            The LESSOR and LESSEE each represent and warrant to the other that each has had no dealings with any Brokers concerning this lease other than Fallon, Hines & O'Connor and Robert A. Jones & Company and each party agrees to indemnify and hold the other harmless for any damages occasioned to the other by reason of a breach of this representation and warranty. LESSOR shall pay a commission to Fallon, Hines & O'Connor.

      9.    PARKING

            LESSEE shall have the additional right to park four (4) cars in lots as designated by LESSOR at fair market value as determined by LESSOR.

Except as herein amended, the above-described LEASE shall remain unaltered, in full force and effect, and is hereby reaffirmed.

WITNESS our hands and seals this 9th day of February 1998.

LESSOR:
ATHENAEUM PROPERTY LLC

By: /s/ Allan R. Jones                        /s/ [ILLEGIBLE]
    -----------------------------             ---------------
        Allan R. Jones, President             WITNESS
        Athenaeum F.A. Inc.
        Managing Member

LESSEE:
LEUKOSITE INC.

By: /s/ [ILLEGIBLE]                           /s/ [ILLEGIBLE]
    -----------------------------             ---------------
    President                                 WITNESS
    (Duly Authorized)


By: /s/ [ILLEGIBLE]                           /s/ [ILLEGIBLE]
    -----------------------------             ---------------
    Treasurer                                 WITNESS
    (Duly Authorized)

                                    EXHIBIT A

                           "EXPANDED LEASED PREMISES"

                                [GRAPHIC OMITTED]

THE ATHENAEUM HOUSE
215 First Street, Cambridge       Second Floor

                                215 First Street
                            Cambridge, Massachusetts.
                                ("the Building")

                            FOURTH AMENDMENT TO LEASE
                        Execution Date: September 1, 1998

LESSOR            Cambridge Athenaeum, LLC, successor-in-interest to Robert A.
                  Jones and K. George Najarian, Trustees of Athenaeum Realty Nominee Trust. Lessor is referred to in this Amendment as "Lessor".

LESSEE: Leukosite, Inc. Lessee is referred to in this Amendment as "Lessee".

LEASE EXECUTION DATE:

                  June 8, 1994

EXISTING PREMISES:

      Original Premises:

            Areas in the basement, first, and second floors of the Building, substantially as shown on Exhibit A attached to the Lease

      Second Amendment Premises:

            An area on the first floor of the Building, substantially as shown on Exhibit A attached to the Second Amendment to Lease

      Third Amendment Premises:

            An area on the second floor of the Building, substantially as shown on Exhibit A attached to the Third Amendment to Lease

TERMINATION DATE:

      November 30, 1999

PREVIOUS LEASE AMENDMENTS:

      First Addendum to Lease dated June 30, 1994
      Second Amendment to Lease dated October 16, 1997
      Third Amendment to Lease dated February 9, 1998

FOURTH AMENDMENT PREMISES:

      Suite 203:

            An area on the second floor of the Building, containing approximately 1,723 rentable square feet, substantially as shown on Exhibit A, Fourth Amendment, Sheet 1

      Suite 501:

            An area on the fifth floor of the Building, containing approximately 3,000 rentable square feet, substantially as shown on Exhibit A, Fourth Amendment, Sheet 2

      Suite 502:

            An area on the fifth floor of the Building, containing approximately 7,800 rentable square feet, substantially as shown on Exhibit A, Fourth Amendment, Sheet 2

      WHEREAS, Lessee desires to extend the term of the Lease for an additional five year period and to lease additional premises in the Building, to wit, the Fourth Amendment Premises (i.e. in accordance with its first extension option as set forth in Section 24 of the Lease);

      WHEREAS, Lessor is willing to extend the term of the Lease and to lease the Fourth Amendment Premises to Lessee on the terms and conditions hereinafter set forth;

      WHEREAS, the parties have agreed to waive Lessee's right to terminate the term of the Lease in respect of the Expanded Leased Premises, as defined in Paragraph 1 of the Second Amendment to Lease and as shown on Exhibit A to the Second Amendment to Lease;

      NOW THEREFORE, the above-referenced lease, as previously amended ("the Lease") is hereby further amended as follows:

      1.    EXTENSION OF TERM OF LEASE

      The term of the Lease is hereby extended for an additional period commencing as of December 1, 1999 and expiring as of November 30, 2004. Said additional term shall be upon the rental and terms set forth on Exhibit B attached hereto and upon all of the same terms and conditions as are in effect immediately preceding the commencement of such additional term, except to the extent inconsistent with the provisions of this Fourth Amendment or Exhibit B.

      2.    DEMISE OF FOURTH AMENDMENT PREMISES

      Lessor hereby demises and leases to Lessee, and Lessee hereby hires and takes from the Lessor, the Fourth Amendment Premises. Said demise of the Fourth Amendment Premises shall be upon all of the rental and terms set forth on Exhibit B attached hereto and upon all of the same terms and conditions as are applicable to the Existing Premises, except to the extent inconsistent with the provisions of this Fourth Amendment.

      3.    COMMENCEMENT DATES WITH RESPECT OF THE FOURTH AMENDMENT PREMISES.

      The Commencement Dates in respect of each portion of the Fourth Amendment Premises shall be as follows:

Suite 203:  The later of: (i) June 20, 1999, or (ii) the date that the tenant presently occupying Suite 203 vacates Suite 203.

Suite 501:  The later of: (i) September 10, 1998, or (ii) the date that the tenant presently occupying Suite 501 vacates Suite 501.

Suite 502:  The later of: (i) the earlier of: (x) the date one hundred twenty
            (120) days after Lessor gives Lessee written notice that Suite 502 will be available for Lessee's occupancy, or (y) January 1, 1999, or
            (ii) the date that the tenant presently occupying Suite 502 vacates Suite 502.

      4.    CONDITION OF FOURTH AMENDMENT PREMISES

      Lessee shall take each portion of the Fourth Amendment Premises "as-is",in the condition in which such portion of the Fourth Amendment Premises is in as of the Commencement Date in respect of such portion of the Fourth Amendment Premises, without any representation or warranty by Lessor to Lessee as to the condition of the Fourth Amendment Premises or the Building, and without any obligation on the part of Lessor to prepare or construct the Fourth Amendment Premises for Lessee's occupancy. Without limiting the foregoing, the following provisions of the Lease shall have no applicability to the Fourth Amendment
Premises: Sections 3.1.1, 3.2, 3.3, 3.3.3, and 3.4 of the Lease.

      5.    LESSOR'S CONTRIBUTION

      A. Lessor shall, in the manner hereinafter set forth, provide to Lessee up to Two Hundred Thirty-Eight Thousand Seventy-Five and 00/100 ($238,075.00) Dollars ("Lessor's Contribution") towards the cost of leasehold improvements to be installed by Lessee in any portion of the Fourth Amendment Premises ("Lessee's Work"). Provided that Lessee is not in default, beyond the expiration of any applicable grace periods, of its obligations under the Lease at the time that Lessee submits any requisition on account of Lessor's Contribution, Lessor shall pay the cost of the work shown on each requisition (as hereinafter defined) submitted by Lessee to Lessor within thirty (30) days of submission thereof by Lessee to Lessor.

      B. For the purposes hereof, a "requisition" shall mean written documentation (including, without limitation, invoices from Lessee's contractor, written lien waivers and such other documentation as Lessor's mortgagee may reasonably request) showing in reasonable detail the costs of the improvements installed to date in the Fourth Amendment Premises, accompanied by certifications from Lessee, Lessee's architect, and Lessee's contractor that the work performed to date has been performed in accordance with applicable laws and in accordance with Lessee's approved plans, and that the amount of the requisition in question does not exceed the amount of the work covered by such requisition. Each requisition shall be accompanied by evidence reasonably satisfactory to Lessor that all work covered by previous requisitions has been fully paid by Lessee. Lessor shall have the right, upon reasonable advance notice to Lessee, to inspect Lessee's books and records relating to each requisition in order to verify the amount thereof. Lessee shall submit requisition(s) no more often than monthly.

      C. Lessor shill have no obligation to advance funds on account of Lessor's Contribution unless and until Lessor has received the requisition in question, together with the certifications required by Subparagraph B of this Paragraph 5, certifying that the work shown on the requisition has been performed in accordance with applicable law and in accordance with Lessee's approved plans.

      D. Except with respect to work and/or materials previously paid for by Lessee, as evidenced by paid invoices and written lien waivers provided to Lessor, Lessor shall have the right to have Lessor's Contribution paid to both Lessee and Lessee's contractor(s) and vendor(s) jointly.

      E. Lessee's Work shall be performed in accordance with the Lease, including, without limitation, Article 3.3.1.

      6.    UTILITIES

      All utilities consumed in the Fourth Amendment Premises will be separately metered and paid for directly by Lessee, or will be billed by Lessor to Lessee on a pro-rata basis and paid by Lessee to Lessor, within ten (10) days of billing therefore, as additional rent.

      7.    PARKING

      A. The parties hereby confirm that, as of the Execution Date of this Fourth Amendment: (i) Lessee has the right to use 53 parking spaces ("Existing Parking Spaces") in the parking areas serving the Building ("Parking Areas"),
(ii) Lessee has no obligation to pay for the use of five of said parking spaces, and (iii) Lessee is obligated to pay for the use of 48 of said parking spaces, as part of Base Rent, based upon the annual fair rental value of said parking spaces, as determined by Lessor, from time to time.

      B. Commencing as of the Commencement Date in respect of Suite 501 and continuing thereafter throughout the term of the Lease, as it may be extended, there shall be appurtenant to Lessee's demise of the Fourth Amendment Premises, the right to use an additional fifteen (15) parking spaces ("Additional Parking Spaces") in the Parking Areas. Lessee shall pay for the use of the Additional Parking Spaces, as part of Base Rent, at a rate equal to the annual fair rental value of such parking spaces, as reasonably determined by Lessor, from time to time. Lessee's use of said Additional Parking Spaces shall be subject to the same terms and conditions as are applicable to Lessee's use of the Existing Parking Spaces.

      C. Lessee's use of both the Existing Parking Spaces and the Additional Parking Spaces shall be subject to such reasonable rules and regulations as Lessor may promulgate from time to time.

      8.    LESSEE'S EXPANSION OPTIONS

      A. Except as set forth in this Paragraph 8, Lessee shall have no right to lease additional premises in the Building. Without limiting the foregoing,
Section 25 of the Lease is hereby deleted in its entirety and is of no further force or effect.

      B.    Suite 304

            (1) Definition of Suite 304. "Suite 304" is a portion of the third floor of the Building containing approximately 12,865 rentable square feet of area. Suite 304 is substantially as shown on Exhibit A, Fourth Amendment, Sheet
2. Suite 304 is presently leased to Inscribe pursuant to a lease, the term of which expires as of September 30, 1999. Lessee's right to lease Suite 304 is subject to the rights of two other lessees in the Building, Active Control Experts ("ACX") and CLAM Associates, Inc. ("CLAM") to lease Suite 304.

            (2) Lessee's Right to Lease Suite 304. On the conditions (which conditions Lessor may waive by written notice to Lessee at any time) that Lessee is not in default of its obligations under the Lease, both at the time that Lessor gives Lessee an Offer, as hereinafter defined, to lease Suite 304, and as of the Commencement Date in respect of Suite 304, and subject to the provisions of this Subparagraph B, Lessee shall have the right to lease Suite 304 as follows.

            (3) Option Procedures. If ACX either fails timely to lease Suite 304 or irrevocably waives its right lease Suite 304, then Lessor shall give to Lessee a written offer ("Offer") to lease Suite 304. Said Offer shall be upon the terms set forth in Subparagraph B(4) of this Paragraph 8 and shall be subject to the rights of CLAM to lease Suite 304 on the terms set forth in the Offer. Lessee shall have fourteen (14) business days following receipt of the Offer to give written notice ("Acceptance Notice") to Lessor accepting the Offer. If Lessee does not timely give the Acceptance Notice, Lessee shall have no further right to lease Suite 304 pursuant to this Subparagraph B, time being of the essence of this Subparagraph B. If Lessee timely gives the Acceptance Notice, then, subject to the provisions of this Subparagraph B, Lessor shall demise and lease to Lessee, and Lessee shall hire and take from Lessor Suite 304 on the terms set forth in the Offer. Notwithstanding anything to the contrary herein contained:

            (a) If ACX exercises its right to lease Suite 304, then Lessor shall have no obligation to give an Offer to lease Suite 304 to Lessee and Lessee shall have no further right to lease Suite 304; and

            (b) Lessee acknowledges that CLAM will have the right to lease Suite 304 based upon the Offer if it is accepted by Lessee. Therefore, if CLAM exercises its right to lease Suite 304, Lessee shall have no further right to lease Suite 304.

            (4) Terms Applicable to Lessee's Demise of Suite 304. The Offer shall be on all of the terms and conditions of the Lease applicable to the other premises demised to Lessee except as follows:

            (a) Commencement Date. The Commencement Date in respect of Suite 304 shall be the later of: (x) October 1, 1999, or (y) the date that Inscribe vacates Suite 304.

            (b) Base Rent. The Base Rent payable by Lessee in respect of Suite 304 shall be based upon the fair market rent of Suite 304, as of October 1, 1999, as determined by Lessor in its bona fide business judgment. Lessee shall have no right to submit the rent payable by Lessee in respect of Suite 304 to appraisal. Lessee's obligation to pay Base Rent in respect of Suite 304 shall commence as of the Commencement Date in respect of Suite 304.

            (c) Lessee's Proportionate Building Share. Lessee's Proportionate Building Share in respect of Suite 304 shall be 4.52%.

            (d) Parking. As appurtenant to the demise of Suite 304 Lessee shall have the right to use ten (10) additional parking spaces ("Suite 304 Parking Spaces") in the Parking Areas. Lessee shall pay for the use of the Suite 304 Parking Spaces as part of Base Rent, at a rate equal to the annual fair rental value of the Suite 304 Parking Spaces, as reasonably determined by Lessor, from time to time. Lessee's use of the Suite 304 Parking Spaces shall be subject to the same terms and conditions as are applicable to Lessee's use of the Existing Parking Spaces.

            (e) Condition of Suite 304. Lessee shall take Suite 304 "as-is", in the condition in which Suite 304 is in as of the Commencement Date in respect of Suite 304, without any representation or warranty by Lessor to Lessee as to the condition of Suite 304 or the Building, and without any obligation on the part of Lessor to prepare or construct Suite 304 for Lessee's occupancy.

            (f) Lessor's Contribution. Lessor shall not be obligated to provide any Lessor Contribution to Lessee in respect of Suite 304:

            (g) Lessee's Extension Option. Lessee's remaining extension option (i.e. relating to the Second Extended Term) shall apply to Suite 304. The rental payable by Lessee in respect of Suite 304 for the Second Extended Term shall be based upon one hundred (100%) percent of the Market Rent of Suite 304, determined in accordance with Exhibit E to the Lease, plus the annual fair value of the Suite 304 Parking Spaces as determined by Lessor.

            (h) Confirmatory Lease Amendment. Notwithstanding the fact that Lessee's exercise of the above-described expansion option shall be self-executing, as aforesaid, the parties hereby agree promptly to execute a lease amendment reflecting the addition of Suite 304. The execution of such lease amendment shall not be deemed to waive any of the conditions to Lessee's exercise of the herein expansion option, unless otherwise specifically provided in such lease amendment.

      C.    Suite 303

            (1) Definition of Suite 303. "Suite 303" is a portion of the third floor of the Building containing approximately 2,518 rentable square feet of area. Suite 303 is substantially as shown on Exhibit A, Fourth Amendment, Sheet
2. Suite 303 is presently leased to Inscribe pursuant to a lease, the term of which expires as of September 30, 1999. Lessee's right to lease Suite 303 is subject to the rights of three other lessees in the Building, Cambridge Communications ("CAMBRIDGE COMMUNICATIONS" [d/b/a Media Map]), Active Control Experts ("ACX") and CLAM Associates, Inc. ("CLAM") to lease Suite 303.

            (2) Lessee's Right to Lease Suite 303. On the conditions (which conditions Lessor may waive by written notice to Lessee at any time) that Lessee is not in default of its obligations under the Lease, both at the time that Lessor gives Lessee an Offer, as hereinafter defined, to lease Suite 303, and as of the Commencement Date in respect of Suite 303, and subject to the provisions of this Subparagraph C, Lessee shall have the right to lease Suite 303 as follows.

            (3) Option Procedures. If CAMBRIDGE COMMUNICATIONS and ACX both fail timely to lease Suite 303 and/or irrevocably waive their tights to lease Suite 303, then Lessor shall give to Lessee a written offer ("Offer") to lease Suite
303. Said Offer shall be upon the terms set forth in Subparagraph C of this Paragraph 8 and shall be subject to the rights of CLAM to lease Suite 303 on the terms set forth in the Offer. Lessee shall have fourteen (14) business days following receipt of the Offer to give written notice ("Acceptance Notice") to Lessor accepting the Offer. If Lessee does not timely give the Acceptance Notice, Lessee shall have no further right to lease Suite 303 pursuant to this Subparagraph C, time being of the essence of this Subparagraph C. If Lessee timely gives the Acceptance Notice, then, subject to the provisions of this

Subparagraph C, Lessor shall demise and lease to Lessee, and Lessee shall hire and take from Lessor Suite 303 on the terms set forth in the Offer. Notwithstanding anything to the contrary herein contained:

            (a) If either CAMBRIDGE COMMUNICATIONS or ACX exercises its right to lease Suite 303, then Lessor shall have no obligation to give an Offer to lease Suite 303 to Lessee and Lessee shall have no further right to lease Suite 303; and

            (b) Lessee acknowledges that CLAM will have the right to lease Suite 303 based upon the Offer if it is accepted by Lessee. Therefore, if CLAM exercises its right to lease Suite 303, Lessee shall have no further right to lease Suite 303.

            (4) Terms Applicable to Lessee's Demise of Suite 303. The Offer shall be on all of the terms and conditions of the Lease applicable to the other premise demised to Lessee except as follows:

            (a) Commencement Date. The Commencement Date in respect of the Suite 303 shall be the later of: (x) October 1, 1999, or (y) the date that Inscribe vacates Suite 303.

            (b) Base Rent. The Base Rent payable by Lessee in respect of Suite 303 shall be based upon the fair market rent of Suite 303, as of October 1, 1999, as determined by Lessor in its bona fide business judgment. Lessee shall have no right to submit the rent payable by Lessee in respect of Suite 303 to appraisal. Lessee's obligation to pay Base Rent in respect of Suite 303 shall commence as of the Commencement Date in respect of Suite 303.

            (c) Lessee's Proportionate Building Share. Lessee's Proportionate Building Share in respect of Suite 303 shall be .88%.

            (d) Parking. As appurtenant to the demise of Suite 303 Lessee shall have the right to use two (2) additional parking spaces ("Suite 303 Parking Spaces") in the Parking Areas. Lessee shall pay for the use of the Suite 303 Parking Spaces as part of Base Rent, at a rate equal to the annual fair rental value of the Suite 303 Parking Spaces, as reasonably determined by Lessor, from time to time. Lessee's use of the Suite 303 Parking Spaces shall be subject to the same terms and conditions as are applicable to Lessee's use of the Existing Parking Spaces.

            (e) Condition of Suite 303. Lessee shall take Suite 303 "as-is", in the condition in which Suite 303 is in as of the Commencement Date in respect of Suite 303, without any representation or warranty by Lessor to Lessee as to the condition of Suite 303 or the Building, and without any obligation on the part of Lessor to prepare or construct Suite 303 for Lessee's occupancy.

            (f) Lessor's Contribution. Lessor shall not be obligated to provide any Lessor Contribution to Lessee in respect of Suite 303.

            (g) Lessee's Extension Option. Lessee's remaining extension option (i.e. relating to the Second Extended Term) shall apply to Suite 303. The rental payable by Lessee in respect of Suite 303 for the Second Extended Term shall be based upon one hundred (100%) percent of the Market Rent of Suite 303, determined in accordance with Exhibit E to the Lease, plus the annual fair value of the Suite 303 Parking Spaces as determined by Lessor.

            (h) Confirmatory Lease Amendment. Notwithstanding the fact that Lessee's exercise of the above-described expansion option shall be self-executing, as aforesaid, the parties hereby agree promptly to execute a lease amendment reflecting the addition of Suite 303. The execution of such lease amendment shall not be deemed to waive any of the conditions to Lessee's exercise of the herein expansion option, unless otherwise specifically provided in such lease amendment.

      9.    LESSEE'S EXTENSION OPTIONS

      A. The parties acknowledge that the extension of the term of the Lease through November 30, 2004 has effected the exercise of right to extend the term of the Lease for the First Extended Term pursuant to Section 24 of the Lease. The parties confirm and agree that Lessee has one remaining extension option pursuant to Section 24 of the Lease (i.e. with respect to the Second Extended Term which would commence as of December 1, 2004 and would expire as of November 30, 2009).

      B. If Lessee exercises its right, pursuant to Section 24 of the Lease to extend the term of the Lease for the Second Extended Term, then the parties confirm and agree that: (i) the Base Rental payable in respect of the Original Premises shall be based upon ninety (90%) percent of the Market Rent for the Original Premises as of December 1, 2004, determined in accordance with Exhibit E to the Lease, (ii) the Base Rental payable in respect of all other premises then demised to Lessee shall be based upon one hundred (100%) percent of the Market Rent of such premises as of December 1, 2004, determined in accordance with Exhibit E to the Lease, and (iii) the Base Rent payable in respect of all parking spaces, other than the first five parking spaces (which shall be provided at no cost or charge to Lessee) shall be based upon the annual fair value of such parking spaces, as reasonably determined by Lessor, from time to time.

      10.   BROKER

      Each party represents to the other party that it has not dealt with any broker in connection with the execution and delivery of this Fourth Amendment other than Fallon Hines & O'Connor, a Trammell Crow Company. Each party shall indemnify, defend and hold the other party harmless from any claims, losses, or damages (including, without limitation, reasonable attorneys fees) arising in breach of its representations under this Paragraph 10. Section 20 of the Lease shall have no applicability to this Fourth Amendment.

      11.   NOTICES TO LESSOR

      Until Lessee receives notice changing Lessor's notice address, any notices to be sent to Lessor shall be sent to the following address:

      c/o Beacon Capital Partners
      One Federal Street
      25th Floor
      Boston, MA 02109

      12.   LESSEE'S RIGHT TO REDUCE THE SIZE OF THE PREMISES

      Lessee shall have no right to terminate its lease of the Fourth Amendment Premises pursuant to Paragraphs 7,8, or 9 of the Second Amendment (i.e. Paragraphs 7, 8, and 9 of the Second Amendment shall have no applicability to the Fourth Amendment Premises.

      13.   LESSEE'S SUBLETTING RIGHTS WITH RESPECT TO THE FOURTH AMENDMENT
            PREMISES

      Notwithstanding anything to the contrary in the Lease (including, without limitation, Section 12 thereof), the following provisions shall apply to the Fourth Amendment Premises:

      A. Sublet Profit in respect of the Fourth Amendment Premises. In the event of a sublease of the Fourth Amendment Premises or any portion thereof, Lessee shall pay to Lessor, as additional rent, fifty (50%) percent of any Net Sublease Profits, as hereinafter defined, payable in accordance with the following. "Net Sublease Profit" shall be defined as a monthly amount equal to the amount by which the sublease rent and other charges payable by the sublessee to Lessee under the sublease of the Fourth Amendment Premises, or any portion thereof, exceeds the sum of the rent and other charges payable under this Lease allocable to the sublet portion thereof, plus a monthly amount equal to the "Sublease Expenses", as hereinafter defined, divided by the number of months in the term of the sublease. The Net Sublease Profit shall be payable on a monthly basis concurrently with the sublessee's payment of rent to Lessee under the sublease. "Sublease Expenses" shall be defined as the sum of brokerage commissions, legal fees, design costs and construction costs incurred by Lessee in connection with the sublease in question.

      B. Lessor's Recapture Right with Respect to Proposed Subleases of the Fourth Amendment Premises. Lessor shall have the right to recapture portions of the Fourth Amendment Premises which Lessee proposes to sublease, as follows:

      (1) For the purposes of this Subparagraph B, a "Triggering Sublease" shall be defined as any proposed sublease of a portion of the Fourth Amendment Premises for a term which will terminate on or after the date one (1) month prior to the expiration of the term of the Lease, and which either will (a) sublease an area containing 3,130 or more of the rentable floor area, or (b) together with other subleases of the Fourth Amendment Premises then effect, effect the subleasing of 3,130 square feet or more of the rentable floor area of the Fourth Amendment Premises.

      (2) At the time that Lessee requests Lessor's consent to any proposed sublease of a Triggering Sublease, Lessee shall, for sublease or assignment give Lessor a Recapture Offer, as hereinafter defined.

      (3) For the purposes hereof a "Recapture Offer" shall be defined as a notice in writing from Lessee to Lessor which:

            (a) States that Lessee desires to sublet a portion of the Fourth Amendment Premises;

            (b) Identifies the affected portion of the premises ("Recapture Premises").

            (c) Identifies the proposed sublessee and provides to Lessor sufficient financial and other information about the proposed sublessee as is reasonably necessary in order to enable Lessor to determine whether to grant its consent to such proposed sublease.

            (d) Includes a copy of the proposed sublease.

            (e) Offers to Lessor to terminate the Lease in respect of the Recapture Premises (i.e. Lessee's rental obligations shall be reduced based upon in proportion to the ratio of the rentable floor area of the Recapture Premises to the rentable Area of the premises then demised to Lessee).

      (4) Lessor shall have fifteen (15) business days to accept a Recapture Offer. If Lessor timely accepts the Recapture Offer, then the term of the Lease in respect of the Recapture Premises shall terminate as of the date that the proposed sublease would have commenced had Lessor not accepted the Recapture Offer. If Lessor does not timely give written notice to Lessee accepting a Recapture Offer; then Lessor agrees that it will not unreasonably withhold or delay its consent to a sublease of the Recapture Premises, to a Qualified Transferee, as hereinafter defined. If Lessor gives written notice to Lessee accepting a Recapture Offer ("Lessor's Recapture Notice"), then Lessor shall, at the time that Lessee vacates and delivers the Recapture Premises to Lessor, reimburse Lessee for the unamortized portion of the Allocable Portion of Lessee's Fourth Amendment Premises Costs, as hereinafter defined. For the purposes of this Paragraph 14(B)(4):

      (i) Lessee's Fourth Amendment Premises Costs shall be defined as the amount, if any, by which the total cost of the leasehold improvements installed by Lessee in connection with the initial preparation of the Fourth Amendment Premises for Lessee's occupancy exceeds Lessor's Contribution, as defined in Paragraph 5 of this Fourth Amendment. In no event shall Lessee's Fourth Amendment Premises Costs, for the purposes of this Paragraph 14(B)(4), exceed One Hundred Twenty-Five Thousand Two Hundred Thirty and 00/100 ($125,230.00) Dollars. Lessee shall submit to Lessor on or before December 31, 1999, evidence reasonably satisfactory to Lessor of Lessee's Fourth Amendment Premises Costs. If Lessee fails reasonably to submit satisfactory evidence of any cost to Lessor prior to December 31, 1999, such cost shall not be included in Lessee's Fourth Amendment Premises Costs.

      (ii) With respect to any portion of the Fourth Amendment Premises, the Allocable Portion of Lessee's Fourth Amendment Premises Costs shall be based upon the ratio of the rentable area of such portion of the Fourth Amendment Premises to the rentable area of the entire Fourth Amendment Premises.

      (iii) The unamortized portion of the Allocable Portion of Lessee's Fourth Amendment Premises Costs shall be based upon the effective date ("Effective Date") that Lessor recaptures such Recapture Premises as follows:

            (a) If the Effective Date occurs prior to December 31, 1999, the unamortized portion shall be defined as one hundred (100%) percent.

            (b) If the Effective Date occurs during calendar year 2000, the unamortized portion shall be defined as eighty (80%) percent.

            (c) If the Effective Date occurs during calendar year 2001, the unamortized portion shall be defined as sixty (60%) percent.

            (d) If the Effective Date occurs during calendar year 2002, the unamortized portion shall be defined as forty (40%) percent.

            (e) If the Effective Date occurs during calendar year 2003, the unamortized portion shall be defined as twenty (20%) percent.

            (5) For the purposes hereof, a "Qualified Transferee" shall be defined as a person, firm or corporation which, in Lessor's reasonable opinion:

            (a) is financially responsible and of good reputation;

            (b) is engaged in a business, the functional aspects of which, with respect to the premises, are similar to the use of other premises made by other office space Lessees in the Building; and

            (c) is not a Lessee or sublessee of premises in the Building

      (6) Notwithstanding anything to the contrary in this Paragraph B contained, if Lessee is in default of its obligations under the Lease at the time that it makes the aforesaid offer to Lessor, such default shall be deemed to be a "reasonable" reason for Lessor withholding its consent to any proposed subletting or assignment; and

      (7) No subletting or assignment shall relieve Lessee of its primary obligation as party-tenant hereunder, nor shall it reduce or increase Lessor's obligations under the Lease. The provisions of this Subparagraph (7) shall not be limited to the Fourth Amendment Premises and shall apply to any sublease or assignment by Lessee.

      14. LESSEE'S LIABILITY INSURANCE

      All liability insurance which Lessee or its contractors are required to carry under the Lease (including, without limitation, pursuant to Sections 9A and 11) shall name Lessee, Lessor, and Lessor's managing agent as insured parties.

      15. WAIVER OF SUBROGATION

      Any insurance carried by Lessee with respect to its property located in the Premises or the Building shall include an endorsement denying to the insurer rights of subrogation against Lessor's managing agent (as well as Lessor). Lessee, notwithstanding any provisions of the Lease to the contrary hereby waives any rights of recovery against Lessor's managing agent (as well as Lessor) for injury or loss due to hazards covered by such insurance.

      16. LIMITATIONS ON LESSOR'S LIABILITY

      Lessee shall neither assert nor seek to enforce any claim against Lessor, or Lessor's agents or employees, or the assets of Lessor or of Lessor's agents or employees, for breach of the Lease or otherwise, other than against Lessor's interest in the Building and in the uncollected rents, issues and profits thereof, and Lessee agrees to look solely to such interest for the satisfaction of any liability of Lessor under this Lease, it being specifically agreed that in no event shall Lessor or Lessor's agents or employees (or any of the officers, trustees, directors, partners, beneficiaries, joint venturers, members, stockholders or other principals or representatives, and the like, disclosed or undisclosed, thereof) ever be personally liable for any such liability. This paragraph shall not limit any right that Lessee might otherwise have to obtain injunctive relief against Lessor or to take any other action which shall not involve the personal liability of Lessor to respond in monetary damages from Lessor's assets other than the Lessor's interest in said real estate, as aforesaid. In no event shall Lessor or Lessor's agents or employees (or any of the officers, trustees, directors, partners, beneficiaries, joint venturers, members, stockholders or other principals or representatives and the like, disclosed or undisclosed, thereof) ever be liable for consequential or incidental damages. Without limiting the foregoing, in no event shall Lessor or Lessor's agents or employees (or any of the officers, trustees, directors, partners, beneficiaries, joint venturers, members, stockholders or other principals or representatives and the like, disclosed or undisclosed, thereof) ever be liable for lost profits of Lessee.

      17. WAIVER OF RIGHTS TO TERMINATE THE TERM OF THE LEASE IN RESPECT OF THE EXPANDED LEASED PREMISES

      A. Paragraphs 7,8 and 9 of the Second Amendment to Lease are hereby deleted in their entirety and are of no further force or effect.

      B. Effective as of November 1, 1998, Annual Base Rent in respect of the Expanded Leased Premises shall be increased to Fifty-Seven Thousand Five Hundred and 04/100 (i.e., a monthly payment of $4,791.67).

      C. The rent adjustment percentage in respect of the Expanded Leased Premises shall be .80%.

      D. In consideration of Lessee waiving its right with respect to the Expanded Leased Premises (i.e., as set forth in Paragraphs 7 and 9 of the Second Amendment), Lessor shall, on November 1, 1998, pay to Lessee Ten Thousand and 00/100 ($10,000.00) Dollars.

      18. As hereby amended, the Lease is ratified, confirmed and approved in all respects.

      EXECUTED UNDER SEAL as of the date first above written.

LESSOR
CAMBRIDGE ATHENAEUM LLC, a Delaware limited liability company

      By: Kendall Athenaeum, LLC, a Delaware limited liability company, its manager

          By: Beacon/PW Kendall LLC, a Delaware limited liability company, its manager

              By: Beacon Capital Partners, L.P., a Delaware limited partnership
                  d/b/a Beacon Capital Partners Limited
                  Partnership, its manager

                  By: Beacon Capital Partners, Inc., a Maryland
                      corporation, its general partner


                      By: /s/ Thomas Rogers
                         ---------------------------
                         Name: Thomas Rogers
                         Title: Vice President
                         Hereunto Duly Authorized

LESSEE:
LEUKOSITE, INC.


By: /s/ Christopher Mirabelli                    Date Signed: 11/12/98
    ---------------------------                               --------
    Name:  Christopher Mirabelli
    Title: CEO & Director
    Hereunto Duly Authorized


Date Signed:
            --------------

                                    EXHIBIT B

                          LEASE DATA, FOURTH AMENDMENT

Execution Date:      As of September 1, 1998
Lessor:              Cambridge Athenaeum, LLC
Lessee:              Leukosite, Inc.
Building:            215 First Street, Cambridge, Ma

Premises:

      Original Premises:

            Areas in the basement, first, and second floors of the Building, substantially as shown on Exhibit A attached to the Lease

      Second Amendment Premises:

            An area on the first floor of the Building, substantially as shown on Exhibit A attached to the Second Amendment to Lease

      Third Amendment Premises:

            An area on the second floor of the Building, substantially as shown on Exhibit A attached to the Third Amendment to Lease

      Fourth Amendment Premises:

            Suite 203:

            An area on the second floor of the Building, substantially as shown on Exhibit A, Fourth Amendment, Sheet 1

            Suite 501:

            An area on the fifth floor of the Building, substantially as shown on Exhibit A, Fourth Amendment, Sheet 3

            Suite 502:

            An area on the fifth floor of the Building, substantially as shown on Exhibit A, Fourth Amendment, Sheet 3

Rentable Areas and Lessee's Shares:

                                    Area              Lessee's Share
      Original Premises:
                                                            8.59%
      Second Amendment Premises:                            0.80%
      Third Amendment Premises:                             1.41%
      Fourth Amendment Premises:
           Suite 203:                                       0.60%
           Suite 501:                                       1.05%
           Suite 502:                                       2.74%
                                                           -----
      Total                                                15.19%

Base Rent (not including parking spaces)

      All Premises other than Fourth Amendment Premises:

            From the date of this Amendment through October 31, 1998:
                  $698,050.32 per annum (i.e. monthly installments of $58,170.86

            November 1, 1998 through November 30, 1999: $709,550.32 per annum
                  (i.e., monthly installments of $59,129.19)

            December 1, 1999 through November 30,2004: $474,984.00 per annum
                  (i.e. monthly installments of $39,582.00)

      Fourth Amendment Premises:

            Suite 203:

                  Commencing as of the Commencement Date in respect of Suite 203 through November 30,2004: $43,075.00 per annum (i.e. monthly installments of $3,589.58)

            Suite 501:

                  Commencing as of the Commencement Date in respect of Suite 501 through November 30, 2004: $75,000.00 per annum (i.e. monthly installments of $6,250.00)

            Suite 502:

                  o Lessee shall have no obligation to pay Base Rent in respect of Suite 502 for the period commencing as of the Commencement Date in respect of Suite 502 and ending as the sixtieth day after the Commencement Date in respect of Suite 502.

                  o Commencing as of the date sixty (60) days after the Commencement Date in respect of Suite 502 through November 30, 2004: $226,200.00 per annum (i.e. monthly installments of $18,850.00)

                      EXHIBIT A, FOURTH AMENDMENT, SHEET 1

                                [GRAPHIC OMITTED]

                      EXHIBIT A, FOURTH AMENDMENT, SHEET 2

                                [GRAPHIC OMITTED]

                                    Exhibit B

                             Floor Plan of Premises

                                    Exhibit B

                                [GRAPHIC OMITTED]

                                    Exhibit C

                               Consent of Landlord

      The foregoing Sublease is made with full knowledge and agreement of Landlord and Landlord accepts the Sublease but retains all rights to approve any future sublease or assignment, as set forth in the Prime Lease.

LANDLORD:

CAMBRIDGE ATHENAEUM LLC,
a Delaware limited liability company

     By: Kendall Athenaeum, LLC, a Delaware limited liability company, its manager

          By: Beacon/PW Kendall, LLC, a Delaware limited liability company, its manager

              By: Beacon Capital Partners, L.P., a Delaware limited partnership
                  d/b/a Beacon Capital Partners Limited
                  Partnership, its manager

                  By: Beacon Capital Partners, Inc., a Maryland Corporation,
                      its general partner

                         By:
                            ---------------------------
                            Name:
                            Title:

                                215 First Street
                            Cambridge, Massachusetts
                                ("the Building")

                       OVERLANDLORD'S CONSENT TO SUBLEASE

                          Dated as of November 17, 1998

A. The undersigned Overlandlord, as Landlord, under a certain Lease dated June 8, 1998 (the "Lease"), by and between Cambridge Athenaeum LLC, a Delaware limited liability company, successor in interest to Robert A. Jones and K George Najarian, Trustees of Athenaeum Realty Nominee Trust, Landlord, and LeukoSite, Inc., a Delaware corporation, Tenant, for premises (the "Premises") in the Building, hereby consents to a Sublease (the "Sublease") under the sublease dated as of November 17, 1998 ("Sublease") by and between LeukoSite, Inc., as Sublandlord, and Sage Networks, Inc., as Subtenant, of certain premises (the "Sublet Premises") located on the fifth (5th) floor of the Building, containing 7,800 rentable square feet, provided that:

      1. A copy of any notice sent pursuant to said Sublease shall be sent to Overlandlord, do Beacon Capital Partners, Inc., One Federal Street, Boston, Massachusetts 02110, Attention: Treasurer, certified mail, return receipt requested;

      2. Subtenant shall have no right, without Overlandlord's prior written consent, to further sublet the Sublet Premises or any portion thereof nor shall the Subtenant have any right, without Overlandlord's prior written consent, to assign said Sublease.

      3. Subtenant shall name Overlandlord as an additional insured party under any liability insurance policy which Subtenant is required to maintain and, prior to taking possession of the Sublet Premises, Subtenant shall deliver to Overlandlord a certificate of such insurance.

B.    Nothing herein contained shall:

      1. Be deemed to diminish or relieve LeukoSite, Inc. of its primary responsibility as party-tenant under the Lease;

      2. Be deemed in any way to limit, restrict, or diminish Overlandlord's rights under the Lease;

      3. Extend, or otherwise increase, Overlandlord's obligations under the Lease; or

      4.    Extend the term of the Lease.

      Without limiting the foregoing, in the event that the Lease is terminated for any reason, Subtenant shall have no further right to occupy the Sublet Premises.

C. Anything contained in the Sublease which is contrary to provisions and conditions of this Overlandlord's Consent shall be null and void and of no force and effect so far as it relates to the rights and obligations of Overlandlord.

D. Any and all alterations, additions and improvements in or to the First Amendment Sublet Premises shall be subject to Overlandlord's prior written consent.

E. The undersigned Overlandlord hereby reserves its right to withhold consent where the Lease allows the Landlord to withhold consent.

F. The undersigned Overlandlord hereby reserves rights to withhold consent where the Lease allows the Landlord to withhold consent.

OVERLANDLORD:
CAMBRIDGE ATHENAEUM LLC,
a Delaware limited liability company

By: Kendall Athenaeum LLC,
    a Delaware limited liability company, its manager

    By: Beacon/PW Kendall LLC, a Delaware limited liability
        company, its manager

        By: Beacon Capital Partners, L.P., a Delaware
            limited partnership d/b/a Beacon Capital Partners
            Limited Partnership, its manager

            By: Beacon Capital Partners, Inc.,
                a Maryland corporation, its general partner

                By: /s/ Thomas Rogers
                    ----------------------
                Name: Thomas Rogers
                Title: Vice President
                Hereunto Duly Authorized